UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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Laird Superfood, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Laird Superfood, Inc.

Notice of 2023 Annual Meeting of

Stockholders and Proxy Statement

MESSAGE FROM OUR CHAIRMAN

Dear shareholders:

We are pleased to invite you to join us for the 2023 Annual Meeting of Stockholders of Laird Superfood, Inc., to be held on November 28, 2023, at 10 a.m. Mountain Time, virtually over the internet at www.virtualshareholdermeeting.com/LSF2023, during which time you will be able to vote your shares electronically and submit questions.

At the 2023 Annual Meeting, we are asking our stockholders to approve a redomestication of the Company from Delaware to Nevada. We believe this change will result in significant savings, in addition to providing other benefits as outlined in the attached proxy statement. We are also asking our stockholders to approve the removal of certain supermajority voting provisions from our articles of incorporation and certain other amendments upon the redomestication, which our Board of Directors believes will increase out accountability to stockholders. Approval of the redomestication proposal will require the affirmative vote of a majority of our outstanding shares, and approval of the removal of the supermajority voting provisions will require the affirmative vote of two-thirds of our outstanding shares, and we strongly encourage stockholders to vote early to support these important proposals. At the Annual Meeting, you may also be asked to consider and vote on a proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies because there are insufficient votes to approve either of the above proposals.

We will also be asking you to elect the seven nominees named in the attached proxy statement – all of whom are our current directors. You will find detailed information beginning on page 6 about the qualifications of our directors and why we believe they are the right people to represent your interests. Our Board of Directors is committed to governance practices that are appropriately tailored to our business and to helping us deliver on our commitment to our mission, customers, and stakeholders.

In addition, as discussed beginning on page 34, we are also asking stockholders to ratify our Audit Committee’s selection of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.

On behalf of the Board of Directors and the Laird Superfood team, I would like to thank you for your continued support. We look forward to your participation at the Annual Meeting.

Sincerely,

Geoffrey T. Barker

Chairman of the Board

October 10, 2023

Laird Superfood, Inc.

5303 Spine Road, Suite 204,

Boulder, Colorado 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	November 28, 2023	Record Date:	October 2, 2023
Time:	10:00 AM MT	Attendance:	www.virtualshareholdermeeting.com/LSF2023

To the Stockholders of Laird Superfood, Inc.:

We will hold the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Laird Superfood, Inc. (the “Company,” “we,” “us,” or “our”) on November 28, 2023 at 10:00 a.m. Mountain Time as a virtual meeting held entirely over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit yours questions online by visiting www.proxyvote.com and entering the 16-digit control number included in the notice containing instructions on how to access Annual Meeting materials, your proxy card (the “Proxy Card”), or the voting instructions that accompanied the proxy materials (the “Proxy Materials”).

Items of Business:

1.	to elect as directors the seven nominees named in the accompanying Proxy Statement to a term of one year each, or until their successors have been elected and qualified;
2.	to approve the redomestication of the Company to the State of Nevada by conversion;
3.	to approve the removal of supermajority voting requirements from our articles of incorporation as a Nevada corporation and certain other amendments to our articles of incorporation;
4.	to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the redomestication or the removal of supermajority voting requirements; and
5.	to ratify the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.

These matters are more fully described in the proxy statement accompanying this notice (the “Proxy Statement”). In addition, any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof will be considered.

We are pleased to take advantage of Securities and Exchange Commission (“SEC”) rules that allow us to furnish our Proxy Materials, consisting of the Notice of Annual Meeting, the Proxy Statement, and a Proxy Card, and our 2022 Annual Report via the Internet. On October 10, 2023, we made available to stockholders as of the record date a notice with instructions on how to access our Annual Meeting materials and vote via the Internet, or by mail or telephone. The notice also contains instructions on how to request a paper copy of our Proxy Materials and our 2022 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our Proxy Materials.

Your vote is important. Whether or not you expect to participate in the Annual Meeting, the Board of Directors (the “Board”) encourages you to review the accompanying Proxy Statement for information relating to each of the proposals and to cast your vote promptly.

By Order of the Board of Directors,

Jason Vieth

Chief Executive Officer

October 10, 2023

PROXY STATEMENT SUMMARY

This summary highlights information that is contained elsewhere in this Proxy Statement. It does not include all information necessary to make a voting decision and you should read this Proxy Statement in its entirety before casting your vote.

Laird Superfood at a Glance

Laird Superfood creates award-winning, plant-based superfood products that are both delicious and functional. Known for our highly popular coffee creamers, hydration products, supplements, roasted and instant coffees, teas, hot chocolate, and harvest snacks, our products are designed to enhance your daily ritual and keep you fueled naturally throughout the day. We were co-founded in 2015 by the world’s most prolific big-wave surfer, Laird Hamilton. Our offerings are environmentally conscientious, responsibly tested, and made with real ingredients.

2022 Business Highlights

Outsourcing of manufacturing and fulfillment activities

The Company ceased in-house production and fulfillment activities at the end of 2022 and moved to a third party outsourced model for manufacturing and fulfillment. As part of this transition, the Company disposed of unusable inventory, terminated its leases of manufacturing facilities effective January 31, 2023, and eliminated substantially all production and fulfillment labor. Manufacturing equipment, furniture, tools, and internal-use production software were sold or abandoned and were impaired accordingly in the fourth quarter of 2022. This move was undertaken to transform our supply chain to a variable cost model that drastically reduces our overhead costs and allows for significant gross margin expansion.

Executive Transitions

Effective January 31, 2022, the Company’s Board of Directors appointed Jason Vieth as the Company’s President and Chief Executive Officer and elected Mr. Vieth as a director of the Company. Mr. Vieth joined the Company from Sovos Brands, Inc., where he most recently served as executive vice president and group general manager of the Breakfast and Snacks segment. Before joining Sovos Brands in January 2020, Mr. Vieth served as chief executive officer of Poppi, a producer of prebiotic soda, from April 2019 to January 2020 and president of Life Time Fitness’ Life Cafe from April 2017 to April 2019 and held various management positions for WhiteWave Foods Company from January 2008 to April 2017. Mr. Vieth replaced Paul Hodge, who stepped down as President and Chief Executive Officer and a director of the Company upon Mr. Vieth’s appointment.

On May 17, 2022, the Company’s Board of Directors appointed Anya Kochetova Hamill as the Company’s interim Chief Financial Officer, effective July 1, 2022. Ms. Hamill possesses more than 20 years of strategic finance experience in both public consumer packaged goods and private equity backed emerging companies in the natural foods and beverages space. Ms. Hamill joined the Company as Vice President, Financial Planning and Analysis in April 2022 from Little Secrets Chocolate, where she served as chief financial officer from September 2018. Previously, Ms. Hamill served as the senior director of finance, premium yogurt at Danone North America from May 2017 through March 2018, and as senior director of finance, plant based beverage and food and various other finance positions at WhiteWave Foods from March 2003 through May 2017. Ms. Hamill holds an MBA with a finance concentration from Leeds School of Business at the University of Colorado and a Bachelor of Arts from Saint-Petersburg State University of Engineering and Economics.

Overview of Proposals

Proposals	Board Vote Recommendation	Page
1. Elect seven director nominees.	FOR each nominee	6
2. Approve the redomestication of the Company to the State of Nevada by conversion.	FOR	15
3. Approve the removal of supermajority voting requirements from our articles of incorporation as a Nevada corporation and certain other amendments to our articles of incorporation.	FOR	31
4. Approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve Proposal No. 2 or Proposal No. 3.	FOR	33
5. Ratify appointment of Moss Adams LLP as our independent registered public accounting firm for fiscal 2023.	FOR	34

Proposal No. 1: Director Nominee Election

We are asking you to vote for the election of Geoffrey T. Barker, Maile Naylor, Patrick Gaston, Greg Graves, Laird Hamilton, Grant LaMontagne, and Jason Vieth, as directors, each to serve a one-year term expiring at our 2024 Annual Meeting. Our Board currently consists of seven members, and is unclassified.

Proposal No. 2: Redomestication to Nevada By Conversion (the “Redomestication Proposal”)

We are asking you to approve a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware to a corporation organized under the laws of the State of Nevada. Our Board believes that such redomestication to the State of Nevada will benefit the Company in a number of ways, as further discussed herein under “Proposal No. 2 – Approval of the Redomestication to Nevada By Conversion.”

Proposal No. 3: Removal of Supermajority Voting Requirements (the “Supermajority Voting Removal Proposal”)

We are asking you to approve the removal of supermajority voting requirements to amend our governing documents from our articles of incorporation upon our redomestication to Nevada. Such supermajority voting requirements were included in our amended and restated certificate of incorporation in 2020 when we became a publicly traded company and are similar to supermajority voting requirements found in the governing documents of many publicly traded companies. However, after careful consideration, our Board believes that the benefits of removing such supermajority voting requirements to provide more accountability to stockholders and promote stronger corporate governance outweigh the benefits of retaining such supermajority voting requirements. Also included in this Proposal No. 3 is approval of revisions to our articles of incorporation upon our redomestication to Nevada to provide for certain actions to be heard in Nevada courts, in place of Delaware courts, and relating to Nevada law, in place of Delaware law.

Approval of the Supermajority Voting Removal Proposal is conditioned upon approval of the Redomestication Proposal and we will not remove the supermajority voting requirements from our amended and restated certificate of incorporation or make the other amendments if we remain a Delaware corporation. However, approval of the Redomestication Proposal is not conditioned upon approval of the Supermajority Voting Removal Proposal, and if stockholders approve the Redomestication Proposal but not the Supermajority Voting Removal Proposal, our Board intends to consummate the Redomestication (as defined herein) while retaining the supermajority voting requirements and current forum selection provisions in our articles of incorporation as a Nevada corporation.

Proposal No. 4: Adjournment of the Annual Meeting (the “Adjournment Proposal”)

In addition, we are asking you to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to approve the Redomestication Proposal or the Supermajority Voting Removal Proposal.

Proposal No. 5: Ratification of Independent Auditor

We are also asking you to ratify our Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for the year ended December 31, 2023. Although stockholder ratification of the appointment of Moss Adams LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholder ratification as a matter of good corporate governance in the view of the critical role played by independent registered public accounting firms in the integrity of financial controls and reporting.

Other Proposals

The Board is not aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Proxy Card. If any other business should properly come before the Annual Meeting or any postponement or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

Notice of Internet Availability

The Notice of Annual Meeting, the Proxy Statement, and our 2022 Annual Report are available at www.proxyvote.com.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Attending the Annual Meeting

You will be able to attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSF2023 and using your 16-digit control number included on your Notice of Annual Meeting, on your Proxy Card, or on the instructions that accompanied your Proxy Materials to enter the meeting.

If your shares are registered directly in your name with our transfer agent, Broadridge, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you. If your shares are held in a stock brokerage account or by a bank, trustee, or other nominee, you are considered the beneficial owner of shares held in street name, your broker, bank, trustee, or other nominee is considered, with respect to those shares, the stockholder of record, and the Notice or voting instructions are being forwarded to you by that organization. You are entitled to attend the Annual Meeting only if you were a stockholder as of the record date.

The virtual meeting platform is fully supported across major web browsers and multiple device types running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Annual Meeting.

In our desire to ensure that the virtual meeting provides stockholders with a meaningful opportunity to participate, stockholders will be able to ask questions of the Board of Directors and management both at the time of registration and during the Annual Meeting. Stockholders may submit questions during the Annual Meeting by typing questions in the question/chat section of the meeting screen. Questions relevant to meeting matters will be answered during the Annual Meeting, subject to time constraints and in accordance with the rules of conduct for the Annual Meeting. We will also post on our investor relations page at investors.lairdsuperfood.com answers to questions relevant to meeting matters that are not answered during the Annual Meeting due to time constraints.

We are holding the Annual Meeting as a virtual meeting. We believe that conducting the Annual Meeting as a virtual meeting is consistent with our commitment to stockholder participation and environmentalism and will encourage higher levels of stockholder participation while also helping us reduce the environmental impact associated with the Annual Meeting.

Stockholders Entitled to Vote

The Board of Directors has set October 2, 2023, as the record date for the Annual Meeting. If you were the owner of our common stock at the close of business on the record date, you are entitled to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you held on the record date. At the close of business on the record date, there were 9,343,643 shares of our common stock issued, outstanding and entitled to vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be open to examination by any stockholder. Stockholders may contact Investor Relations at investors@lairdsuperfood.com, and arrangements will be made to review the records in person. During the Annual Meeting, the list of stockholders will be available for examination at www.virtualshareholdermeeting.com/LSF2023.

Quorum

A majority of our issued and outstanding shares of common stock as of the record date must be present at the Annual Meeting, either in attendance or by proxy, to hold the Annual Meeting and conduct business. This is called a “quorum.” On the record date, there were 9,343,643 shares of common stock outstanding. Your shares will be counted as present at the Annual Meeting if you either attend our Annual Meeting or properly submit your proxy prior to the Annual Meeting. Shares subject to a broker non-vote will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting.

Voting Methods

Voting Before the Meeting

To vote your shares before the Annual Meeting, please follow the instructions for Internet or telephone voting on the Notice. If you request printed copies of the Proxy Materials by mail, you may also vote by signing and submitting your Proxy Card and returning it by mail, if you are the stockholder of record, or by signing the voter instruction form provided by your bank or broker and returning it by mail, if you are the beneficial owner but not the stockholder of record. We encourage you to vote before the Annual Meeting even if you plan to attend the Annual Meeting, that way your shares will be represented whether or not you are able to attend the meeting.

Voting At the Meeting

Stockholders may vote and ask questions at the Annual Meeting by visiting www.virtualshareholdermeeting.com/LSF2023. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice of Annual Meeting, on your Proxy Card, or on the instructions that accompanied your Proxy Materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Street Name Holders

If you are a beneficial owner who holds your shares in street name, you have the right to direct your broker, bank, trustee, or other nominee on how to vote the shares held in your account. You should follow the instructions in the Notice or voting instructions provided to you by that organization to vote your shares or direct the organization on how to vote your shares.

Vote Requirements

Proposal No. 1: Director Nominee Election

For a director to be elected, the director must receive a plurality of the votes cast in the election.

Under the plurality voting standard, the nominees receiving the most “FOR” votes will be elected, regardless of whether any nominee received a majority of the votes.

Proposal No. 2: Redomestication in Nevada By Conversion

The affirmative vote of a majority of the outstanding shares of the Company entitled to vote on Proposal No. 2 is required to approve the redomestication of the Company in the State of Nevada by conversion.

Proposal No. 3: Removal of Supermajority Voting Requirements

The affirmative vote of at least two-thirds of the outstanding shares of the Company entitled to vote on Proposal No. 3 is required to approve the removal of supermajority voting requirements to amend our governing documents from our articles of incorporation and make the other amendments set forth in Proposal No. 3 upon our redomestication to Nevada.

Proposal No. 4: Adjournment of the Annual Meeting

The affirmative vote of the majority of the votes cast on such proposal is required to approve Proposal No. 4.

Proposal No. 5: Ratification of Independent Auditor

The affirmative vote of the majority of the votes cast on such proposal is required to ratify our independent auditors.

How your Shares will be Voted

You may vote “FOR” or “WITHHOLD” with respect to each director nominee (Proposal No. 1) and “FOR,” “AGAINST” or “ABSTAIN” with respect to the Redomestication Proposal (Proposal No. 2), the Supermajority Voting Removal Proposal (Proposal No. 3), the Adjournment Proposal (Proposal No. 4), and the ratification of our Audit Committee’s appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023 (Proposal No. 5). For Proposal No. 1, only shares that are voted in favor of a particular nominee will be counted toward such nominee’s achievement of a plurality. Shares present at the meeting that are not voted for a particular nominee, including “WITHHOLD” votes and broker non-votes, will not be counted toward such nominee’s achievement of a plurality, but will be counted for quorum purposes. For Proposal Nos. 2 and 3, abstentions and broker non-votes will have the same effect as votes against the proposals. For Proposal No. 4, the proposal will be considered approved if more votes are cast “FOR” the Adjournment Proposal than “AGAINST,” and for Proposal No. 5, the proposal will be considered approved if more votes are cast “FOR” ratification of the independent auditors than “AGAINST.” Abstentions and broker non-votes will have no effect on Proposal Nos. 4 and 5.

For certain proposals, brokers may not have discretionary authority to vote on a particular matter if they have not received specific instructions from the beneficial owner of the shares (“broker non-votes”). Banks, brokerage firms, and other nominees who hold our shares in street name for their customers generally have authority to vote on “routine” proposals such as the ratification of auditors when they have not received instructions from beneficial owners. However, they are precluded from exercising their voting discretion with respect to the election of directors or other non-routine matters, including the Redomestication Proposal, the Supermajority Voting Removal Proposal and the Adjournment Proposal.

If you are a stockholder of record and you properly sign and return a Proxy Card, your shares will be voted as you direct. If no instructions are indicated on such Proxy Card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, namely “FOR” for all director nominees, “FOR” the Redomestication Proposal, “FOR” the Supermajority Voting Removal Proposal, “FOR” the Adjournment Proposal, and “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2023.

Revocability of Proxies

Any proxy given by a stockholder of record pursuant to this Proxy Statement may be revoked by the person giving it at any time before the final vote at the Annual Meeting by submitting a written notice of revocation to Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado, 80301, or over the Internet or by phone by following the instructions included in your Proxy Materials. Stockholders may also revoke their proxy by entering a new vote over the Internet or by telephone, by signing and returning a new Proxy Card by mail (only your latest proxy submitted prior to the Annual Meeting will be counted), or by attending and voting at the online Annual Meeting.

Solicitation of Proxies

Our Board is making this solicitation, and we will bear the entire cost of preparing, assembling, printing, mailing, and distributing these Proxy Materials and soliciting votes. Copies of solicitation materials may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of common stock, and normal handling charges may be paid for such forwarding service. We have retained Advantage Proxy, Inc. as our proxy solicitor and we will pay up to approximately $10,000, plus expenses. Officers and other of our employees, who will receive no additional compensation for their services, may solicit proxies by mail, email, via the Internet, personal interview, or telephone.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Overview

Our Board consists of seven directors and is not classified. Our current directors are nominees for election at the Annual Meeting. Each of the nominees, if elected, will serve a one-year term expiring at the next Annual Meeting, or until such director’s earlier death, resignation, or removal from the Board.

The Nominating and Corporate Governance Committee has recommended, and the Board has approved, the nomination of each of these directors to stand for election at the Annual Meeting.

Each of the nominees has consented to serve if elected. However, if any of the nominees fails to stand for election, declines to accept election, or is otherwise unavailable for election prior to our Annual Meeting, proxies solicited by our Board will be voted by the proxy holders for the election of any other person or persons as the Board may recommend, or our Board, at its option, may reduce the number of directors that constitute the entire Board of Directors.

Director Qualifications

The Nominating and Corporate Governance Committee of the Board is tasked with annually considering the size, composition, and needs of the Board and, as appropriate, recommending the nominees for directors to the Board for approval. The Nominating and Corporate Governance Committee considers and evaluates suggestions from many sources regarding possible candidates for directors. Below are the general criteria for the evaluation of current and proposed directors:

•	high standards of integrity, commitment and independence of thought, and judgment;

•

diversity of talent, skill, and expertise sufficient to provide sound and prudent guidance with respect to all of our operations and interests, which may include experience at senior levels of business, or health-related endeavors;

•	confidence and a willingness to express ideas and engage in constructive discussion with other Board members, management, and all relevant persons;

•	ability to devote sufficient time, energy, and attention to corporate affairs;

•

active participation in the decision-making process, willingness to make difficult decisions in our best interest and the interests of our stockholders and demonstrated diligence and faithfulness in attending Board and Committee meetings; and

•	freedom from any conflict of interest that would impair the director’s ability to fulfill the responsibilities of a member of the Board.

We have no formal policy regarding board diversity, however a diverse board is an objective of the Company. The Board evaluates each individual in the context of the Board of Directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board includes one female and two directors of ethnic minorities. There are no family relationships between our executive officers and directors.

Stockholder Nominations

The Nominating and Corporate Governance Committee will review and evaluate candidates submitted by stockholders for election to the Board using the same criteria set forth above, taking into consideration whether nominations are in accordance with the procedures to nominate directors set forth in our bylaws. Any stockholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee should follow the procedures described later in this Proxy Statement under the heading “Stockholder Proposals and Nominations for Next Years’ Annual Meeting.”

Board Composition

Set forth below are some of the experiences, qualifications, attributes, and skills possessed by the nominees for election to the Board.

Qualifications and Experience
	Barker	Naylor	Gaston	Graves	Hamilton	LaMontagne	Vieth
Food & Beverage Industry Expertise		•			•	•	•
Operational Leadership	•		•	•		•	•
Growth-Stage Companies	•	•	•	•	•	•	•
Public Company Financing	•	•	•	•			•
Business Development and M&A	•	•	•	•		•	•
Accounting or Financial Expertise	•	•	•	•		•	•
Public Company Board Experience	•	•	•	•
Product Launch, Commercialization, and Marketing	•		•	•	•	•	•
Director Since	2020	2020	2021	2018	2015	2021	2022
Age	61	49	65	62	59	66	50

Director Nominees

Biographical information for each director, including age, term of office, and business experience, including directorships with publicly traded companies during the past five years is listed below. In addition, for each person, we have included information regarding the business or other experience, qualifications, attributes, or skills that factored into the determination by the nominating and corporate governance committee and our Board that each such person should serve as a director.

Our Board unanimously recommends a vote “FOR” each of the director nominees listed below.

Geoffrey T. Barker
Independent Chairman Director Since 2020 Age 61 Other Public Boards: • Smartsheet, Inc.

Experience and Expertise

Mr. Barker has been a member of our Board of Directors, and Chair, since our IPO in September 2020. Mr. Barker has been a member of the Board of Directors of Smartsheet, Inc. (NYSE: SMAR), since 2012, and its Chair since 2016. Mr. Barker cofounded RPX Corporation, a provider of patent risk management solutions, and from 2008 to July 2016, Mr. Barker served in several positions including as Director, Chief Operating Officer, and Co-CEO. Mr. Barker has co-founded several businesses, including Vigilos, Inc., an enterprise security solutions provider, and the Cobalt Group, an online marketing services company. In addition to Smartsheet, Mr. Barker currently serves on the board of directors of a number of private companies. Mr. Barker holds a B.A. in Economics from Tufts University and an M.B.A. from Columbia University.

Qualifications: • Extensive entrepreneurial experience. • Extensive operational and leadership experience. • Public company board and financing experience.

Patrick Gaston
Independent Director Since 2021 Age 65 Other Public Boards: • Bed Bath & Beyond, Inc. (through 2020)

Experience and Expertise

Mr. Gaston has served as a member of our Board of Directors since September 2021. Mr. Gaston is the former chairman of the board of directors of Bed Bath & Beyond, Inc., which was a publicly traded company with annual revenue of approximately $10 billion and stores in the United States, Puerto Rico and Canada. He had previously served as co-chair of Bed Bath & Beyond’s Compensation Committee and is formerly a member of the Bed Bath & Beyond’s Audit Committee. Mr. Gaston is also President and CEO of PG Consulting, a management consulting company founded by Mr. Gaston in 2012 that assists corporations and non-profits in building Corporate Social Responsibility (CSR), ESG strategies, Strategic Planning, Private/Public Partnerships and Philanthropic strategies. He holds a B.A. in management from the University of Massachusetts and an M.B.A. from Northeastern University.

Qualifications • Extensive leadership and Corporate Social Responsibility (CSR) experience. • Public company board and committee experience.

Greg Graves
Independent Director Since 2018 Age 62 Other Public Boards: • SkyWater Technology • Plug Power Inc. (through 2019)

Experience and Expertise

Mr. Graves has served as a member of our Board of Directors since 2018. He served as Chief Financial Officer of Entegris, Inc. from April 2007 until his retirement in May 2023, and previously served as Senior Vice President, Strategic Planning & Business Development. Prior to joining Entegris in September 2002, Mr. Graves held positions in investment banking and corporate development, including at Piper Jaffray, RBC (Dain Rauscher) and The Pillsbury Company. Since March 2022, Mr. Graves has served on the Board of Directors of SkyWater Technology (semiconductor specialty foundry) where he is a member of the Audit Committee. From May 2017 to June 2019, Mr. Graves served as a director and Chairman of the audit committee of Plug Power Inc. (NASDAQ: PLUG), an energy solutions provider. Mr. Graves has served on the Board of Directors of the Minneapolis Heart Institute Foundation since May 2016 and has been Chairman of the Audit and Finance Committee since April 2019. Mr. Graves holds a B.A. and Master’s in Accounting and Taxation from the University of Alabama and an M.B.A. from the University of Virginia.

Qualifications • Extensive public company management experience. • Financial reporting and accounting expertise. • Significant enterprise risk management experience.

Laird Hamilton
Co-Founder & Chief Innovator Director Since 2015 Age 59

Experience and Expertise

Mr. Hamilton co-founded Laird Superfood and has served as a member of our Board of Directors since its founding in 2015. Mr. Hamilton is an American athlete best known for his accomplishments in big wave surfing. Over the past 25 years, Mr. Hamilton has also been hailed as an innovator in several crossover board sports, including tow-in surfing, stand-up paddle boarding and hydrofoil boarding. For the past decade Mr. Hamilton has been focused on bringing his expertise and passion for fitness and nutrition to the masses. He has accomplished this by creating and co-founding several businesses focused on this mission. Most notably, in June 2015, Mr. Hamilton co-founded Laird Superfood, Inc. to focus on introducing his nutritional ideas to the broader public. Mr. Hamilton also co-created XPT Extreme Performance Training, a performance lifestyle brand, the following year to focus on his philosophies in exercise and lifestyle.

Qualifications

•  Role as co-founder of the Company and his involvement in the development of the Company’s products and direction.

•  Extensive personal experience with athletic endeavors, nutrition, and innovation.

Grant LaMontagne
Independent Director Since 2021 Age 66

Experience and Expertise

Mr. LaMontagne has served as a member of our Board of Directors since December 2021. Mr. LaMontagne has over 40 years of experience in the consumer packaged goods (“CPG”) industry, leading large consumer package goods customer organizations as SVP, Chief Customer Officer at Clorox Co. (NYSE: CLX) through 2013 and President, Consumer Sales/Customer Development, Kimberly-Clark North America through November 2017. He has a proven track record of building branded businesses and developing the people, capabilities and organizational structures necessary to achieve robust business results. Since January 2018, Mr. LaMontagne has served as a Senior Advisor for McKinsey & Company, focused specifically on creating single multifunctional strategic/demand plans driven by consumer segmentation, category growth ideas, and integrated commercial plans. He currently serves as the non-executive Board Chair for Acosta Sales & Marketing, one of the industry’s leading brand building agencies. Mr. LaMontagne holds a B.A. in Finance from the University of Massachusetts Amherst.

Qualifications • Extensive consumer packaged goods (CPG) experience. • Extensive sales and marketing experience. • Extensive operational and leadership experience.

Maile Naylor
Independent Director Since 2020 Age 49 Other Public Boards: • BJ’s Wholesale Club

Experience and Expertise

Maile Naylor has served on our Board of Directors since our IPO in September 2020. Ms. Naylor has been a member of the Board of Directors of BJ’s Wholesale Club (NYSE: BJ) since 2019. Ms. Naylor spent twenty-five years working in the investment management industry analyzing and evaluating global consumer discretionary companies. She previously worked as an Investment Officer at MFS Investment Management, a global asset management company, from September 2005 until her retirement from the investment management industry in April 2018. Prior to that, Ms. Naylor also held positions at Scudder Kemper Investments and Wellington Management, each investment management firms. Ms. Naylor is currently a member of the Boston Ballet Board of Overseers. She holds a bachelor’s degree in Finance from Boston University and is a CFA charter holder.

Qualifications • Extensive investment management experience and investment analyst experience. • Financial reporting and accounting expertise.

Jason Vieth
President & Chief Executive Officer Director Since 2022 Age 50

Experience and Expertise

Jason Vieth joined the Company as its President and Chief Executive Officer and as a director on January 31, 2022. Mr. Vieth’s extensive experience in the food and beverage industry includes his most recent position as Executive Vice President of Sovos Brands from January 2021, where he managed the Breakfast and Snacks Group. Mr. Vieth’s prior experience includes nearly a decade spent at WhiteWave Foods from January 2008 to April 2017, most recently as Senior Vice President and General Manager of the yogurt business that included Horizon Organic, Wallaby Organic, Silk and So Delicious. In addition, he has led other food and beverage businesses such as Poppi a producer of prebiotic soda, from April 2019 to January 2020, and Lifetime Fitness’ Life Café from April 2017 to April 2020. In addition, Mr. Vieth has nearly a decade of management consulting experience between The Boston Consulting Group and Accenture. Mr. Vieth holds a B.S. in Finance from Miami University and an M.B.A. from the Kellogg School of Management at Northwestern University.

Qualifications • Extensive operating and management experience in the food and beverage industry.

Corporate Governance and our Board of Directors

Board Leadership and Governance Structure

The following table details certain basic information on our directors, the composition of the Board and its standing committees and the number of meetings held during the year ended December 31, 2022.

			Committee Memberships
Name	Director Since	Independent	Audit	Compensation	Nominating and Corporate Governance
Geoffrey T. Barker	2020	x	x
Maile Naylor	2020	x	x	x	c
Patrick Gaston	2021	x		c
Greg Graves	2018	x	c	x	x
Laird Hamilton	2015
Grant LaMontagne	2021	x	x		x
Jason Vieth	2022
2022 Meetings		Board: 13	4	5	4

x = Member; c = Chair

Director Independence

The Board has determined that none of our directors other than Messrs. Vieth, who is also our Chief Executive Officer, and Hamilton, who is our Chief Innovator, have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that Messrs. Barker, Gaston, Graves, and LaMontagne and Ms. Naylor are “independent” as that term is defined under NYSE American rules. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and the transactions involving them described in the section entitled “Certain Relationships and Related Party Transactions.”

Board Leadership Structure

Mr. Barker currently serves as Chair of the Board. The Board believes that separation of the positions of Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance, and enhances the effectiveness of the Board as a whole, and has concluded that our current board leadership structure is appropriate at this time. However, our amended and restated bylaws and Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chair and Chief Executive Officer and to appoint a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. The Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Board Size

The Board currently consists of seven directors. Our amended and restated certificate of incorporation provides that the authorized number of directors may be changed only by resolution of the Board of Directors.

Board Committees

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each of these committees operates under a written charter approved by the Board that satisfies applicable Securities and Exchange Commission (“SEC”) and NYSE American standards. From time to time, the Board may establish other committees to facilitate the management of our business. Each committee’s charter is available under the Governance section of our website at www.lairdsuperfood.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.

Audit Committee

The primary function of our Audit Committee is to oversee our corporate accounting and financial reporting process. Our Audit Committee’s responsibilities include:

•	appointing and retaining, approving the compensation of, overseeing, and evaluating the independence, qualification, and performance of our independent registered public accounting firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•

coordinating the Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, and the prompt reporting of violations of our Code of Business Conduct and Ethics;

•	reviewing our critical accounting policies and estimates;

•	discussing our risk management policies, including oversight of the Company’s food safety function;

•	reviewing and approving or ratifying any related person transaction; and

•	preparing the Audit Committee report required to be included in our annual Proxy Statement.

The members of our Audit Committee are Mr. Barker, Ms. Naylor, Mr. Graves, and Mr. LaMontagne and Mr. Graves serves as the Chair of the Committee. The Board has determined that each of the members of our Audit Committee satisfies the financial literacy and sophistication requirements of the SEC and the NYSE American listing rules. In addition, the Board has determined that Mr. Graves and Ms. Naylor each qualify as an “audit committee financial expert” under SEC and NYSE American rules. Under SEC rules, members of our Audit Committee must also meet heightened independence standards. The Board has determined that each of the members of our Audit Committee is independent under the applicable SEC and NYSE American listing rules.

Compensation Committee

Our Compensation Committee oversees policies relating to compensation and benefits of our officers and employees. The Compensation Committee reviews, approves, and recommends to the Board corporate goals and objectives relevant to compensation of our executive officers, and evaluates the performance of these officers in light of those goals and objectives. The Compensation Committee reviews and approves compensation for executive officers of the Company at least annually. In making compensation decisions for executive officers other than our Chief Executive Officer, the Compensation Committee meets with and discusses those decisions with our Chief Executive Officer. The Compensation Committee separately meets without our Chief Executive Officer to, together with Mr. Barker and Mr. LaMontagne as the other independent board members, deliberate and approve our Chief Executive Officer’s compensation. The Compensation Committee also reviews and approves the issuance of stock options and other awards to our executive officers. The Compensation Committee reviews and evaluates, at least annually, the performance of the Compensation Committee and its members, including compliance by the Compensation Committee with its charter. The members of our Compensation Committee are Ms. Naylor, Mr. Gaston,

and Mr. Graves, and Mr. Gaston serves as Chair of the Committee. Each of the members of our Compensation Committee is independent under the applicable NYSE American listing rules and is a “non-employee director” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

To assist in carrying out its responsibilities, the Compensation Committee is authorized to retain the services of independent advisors. The Compensation Committee has sole authority to select, retain or terminate its executive compensation consultants and to approve their fees and other retention terms. The Compensation Committee engaged Frederic W. Cook & Co., Inc. (“FW Cook”), a national compensation consulting firm, to serve as an independent consultant to the Compensation Committee starting in 2020. During 2021, FW Cook provided advice to the Compensation Committee on matters related to, among other things:

•	compensation of our executive officers, including providing the Compensation Committee with data and analysis to support compensation decisions;

•	the design of our director compensation program.

To ensure FW Cook’s continued independence and to avoid any actual or apparent conflict of interest, the Compensation Committee regularly, but not less than annually, considers FW Cook’s independence and does not permit FW Cook to be engaged to perform any services to us beyond those services provided to the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, our Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance policies and reporting and making recommendations to the Board concerning governance matters. The members of our Nominating and Corporate Governance Committee are Ms. Naylor, Mr. Graves, and Mr. LaMontagne and Ms. Naylor serves as Chair of the Committee. Each of the members of our Nominating and Corporate Governance Committee is independent under the applicable NYSE American listing rules.

Meeting Attendance

During 2022, each director attended at least 75% of the meetings of the Board and meetings of each committee of the Board on which he or she served. The Board does not have a formal policy with respect to Board member attendance at annual meetings of stockholders, but all members of the Board are encouraged to attend, and all of our directors at the time attended our 2022 Annual Stockholder Meeting.

Other Governance Matters

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including those officers responsible for financial reporting. A current copy of the Code of Business Conduct and Ethics is available under the Governance section of our website. We intend to disclose future amendments to the code or any waivers of its requirements on our website.

Role of the Board in Risk Oversight

The Board administers its role in the oversight of risk directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas. In particular, the Board monitors and assesses strategic risk exposure and our Audit Committee oversees our major financial risk exposures and the steps our management has taken to monitor and control these exposures. Our Audit Committee also monitors compliance with legal and regulatory requirements, including our food safety program, and considers and approves or disapproves any related person transactions. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices and of the Board. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking. While each committee evaluates certain risks and oversees the management of such risks, our entire Board of Directors is regularly informed about the risks overseen by the committees through committee reports.

Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us.

Throughout the year, senior management reviews these risks with the Board of Directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies and presents the steps taken by management to mitigate or eliminate such risks.

Corporate Governance Guidelines

We have adopted Corporate Governance Guidelines to assist the Board in carrying out its oversight responsibilities and to serve the best interests of the Company and our stockholders. Our Corporate Governance Guidelines are intended to serve as a flexible framework for the conduct of the Board’s business and are available under the Governance section of our website.

Prohibition of Hedging and Pledging

Our Insider Trading Policy prohibits our directors, officers, employees, and agents (such as consultants and independent contractors) and their spouses or other members of their households from entering into hedging or monetization transactions or similar arrangements with respect to our securities without advance approval of our Compliance Officer, who is our Chief Financial Officer.

In addition, our Insider Trading Policy prohibits our directors, officers and employees and their spouses or other members of their households from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan, except as may be pre-approved by the Audit Committee.

Communications with the Board

The Company has adopted a procedure for receiving and addressing communications from stockholders of the Company. Stockholders who wish to communicate with the Board, any group of directors, or any individual director can write to: Laird Superfood, Inc. 5303 Spine Road, Suite 204, Boulder, Colorado, 80301, Attn: Secretary. Your communication should prominently display the legend “BOARD COMMUNICATION.” Any such communication will be copied into our files and forwarded to the relevant individual or group to which the communication was addressed at or prior to the next meeting of the Board.

Certain communications unrelated to the duties and responsibilities of the Board will not be forwarded, including spam, junk mail, and mass mailings, resumes, and other forms of job inquiries, surveys, business solicitations or advertisements, and any communication determined to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

DIRECTOR COMPENSATION

Non-Employee Director Compensation Program

At the time of our IPO, we adopted a non-employee director compensation plan. Under the plan, each non-employee director receives an annual cash retainer and an annual equity grant. The Board has fixed the cash retainer for non-employee directors at $45,000 per year, with an additional cash retainer for service as Chair of the Board of $25,000 per year. Each member of the Nominating and Corporate Governance Committee and the Compensation Committee receives an additional $4,000 per year and each member of the Audit Committee receives an additional $7,000, with the chairs of each committee receiving twice the applicable amount for their service. Each non-employee director also receives an annual equity award issued under the 2020 Omnibus Incentive Plan with a grant date fair value of $55,000, which vests after one year; however, the Board made an exception in 2022 and granted annual equity awards with a grant date fair value of approximately $30,000. Each non-employee director may choose to have their equity awarded as stock options, RSUs, or a 50/50 split. Both the cash retainer and equity awards are pro-rated for non-employee directors joining mid-year. Directors who are also employees, such as Messrs. Vieth and Hamilton, did not and will not receive any compensation for their services as directors.

No per meeting fees are paid. We reimburse non-employee directors for reasonable expenses incurred in connection with attending Board and committee meetings.

Director Compensation Table

The table below sets forth information on the compensation of all our non-employee directors for the year ended December 31, 2022. Laird Hamilton and Jason Vieth, our Chief Innovator and Chief Executive Officer, respectively, are also members of the Board, but did not receive any additional compensation for service as a director.

Name	Fees earned or paid in cash	Stock awards (1)	Total
	$	$	$
Geoffrey T. Barker	77,000	44,380	121,380
Greg Graves	68,000	44,380	112,380
Maile Naylor	65,000	44,380	109,380
Patrick Gaston	55,000	44,380	99,380
Grant LaMontagne	56,000	44,380	100,380
(1) The amounts in this column represent the grant date fair value of the awards as calculated under FASB ASC Topic 718. The assumptions made in valuing awards reported in this column are discussed in Note 11 to our audited consolidated financial statements appearing in our 2022 Annual Report on Form 10-K.

Outstanding Equity Awards for Directors at Fiscal Year-End

The following table provides information regarding equity awards held by our directors that were outstanding as of December 31, 2022:

Name	Options Outstanding	RSUs Outstanding
	#	#
Geoffrey T. Barker	—	14,000
Greg Graves	4,647	14,000
Maile Naylor	4,000	14,000
Patrick Gaston	—	14,000
Grant LaMontagne	—	14,000

PROPOSAL NO. 2: APPROVAL OF THE REDOMESTICATION IN NEVADA BY CONVERSION

Our Board has approved a proposal to redomesticate, by conversion, the Company from a corporation organized under the laws of the State of Delaware (the “Delaware Corporation”) to a corporation organized under the laws of the State of Nevada (the “Nevada Corporation”) (such conversion of the Delaware Corporation into the Nevada Corporation, the “Redomestication”). The Board recommends that our stockholders approve the Redomestication and adopt the resolution of the Board approving the Redomestication, which is included as Annex A to this Proxy Statement (the “Redomestication Resolution”). Upon the completion of the Redomestication, the Company will become a Nevada corporation and will continue to operate our business under the current name, “Laird Superfood, Inc.”

Reasons for the Redomestication

Our Board believes that there are several reasons the Redomestication is in the best interests of the Company and its stockholders. In particular, the Board believes that the Redomestication will allow the Company to take advantage of certain provisions of the corporate and tax laws of Nevada.

The Redomestication will eliminate our obligation to pay the annual Delaware franchise tax, which we expect will result in substantial savings to us over the long term. For fiscal 2023, we will pay approximately $200,000 in Delaware franchise taxes. We anticipate that, if we remain a Delaware Corporation, for fiscal 2024, our Delaware franchise taxes will be approximately the same as 2023 (based on our current capital structure and assets). If we redomesticate in Nevada, our current annual fees will consist of an annual business license fee of $500 and the fee for filing the Company’s annual list of directors and officers based on the number of authorized shares and their par value, currently equal to $200.

In addition, the Redomestication will provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director or an officer to a company and its stockholders for monetary damages for breach of fiduciary duty, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. By contrast, Nevada law permits a broader exclusion of individual liability of both officers and directors to a company and its stockholders, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Redomestication will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors and officers of the Company have an interest in the Redomestication to the extent that they will be entitled to such limitation of liability. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Redomestication and to recommend that our stockholders vote in favor of this proposal.

Also, by reducing the risk of lawsuits being filed against the Company and its directors and officers, the Redomestication may help us attract and retain qualified management. As previously discussed and for the reasons described below, we believe that, in general, Nevada law provides greater protection to our directors, officers, and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. Delaware law provides that every person becoming a director or an officer of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, both directors and officers can be personally sued in Delaware, even though the director or officer has no other contacts with the state. Similarly, Nevada law provides that every person who accepts election or appointment, including reelection or reappointment, as a director or officer of a Nevada corporation consents to the personal jurisdiction of the Nevada courts in connection with all civil actions or proceedings brought in Nevada by, on behalf of or against the entity in which the director or officer is a necessary or proper party, or in any action or proceeding against the director or officer for a violation of a duty in such capacity, whether or not the person continues to serve as a director or officer at the time the action or proceeding is commenced. Although Delaware corporate law has recently been amended to, among other things, increase protections for officers of a corporation, we believe Nevada is more advantageous than Delaware because Nevada has pursued a statute-focused approach that does not depend upon judicial interpretation, supplementation and revision, and is intended to be stable, predictable and more efficient, whereas much of Delaware corporate law still consists of judicial decisions that migrate and develop over time.

Further, the Redomestication is expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law. See “Anti-Takeover Implications of the Redomestication” below for additional information.

Principal Terms of the Redomestication

The Redomestication would be effected through a conversion pursuant to Section 266 of the Delaware General Corporation Law (“DGCL”) as set forth in the Plan of Conversion, which is included as Annex B to this Proxy Statement. Approval of Proposal No. 2 will constitute approval of the Plan of Conversion. The Plan of Conversion provides that we will convert from a Delaware corporation into a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (“NRS”).

The Plan of Conversion provides that, upon the Redomestication, each outstanding share of common stock of the Delaware Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation. Securityholders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Redomestication, each outstanding restricted stock unit, option or right to acquire shares of common stock of the Delaware Corporation will automatically become a restricted stock unit, option or right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. At the Effective Time (as defined herein) of the Redomestication, the common stock will continue to be traded on the NYSE American stock exchange (“NYSE American”) under the symbol “LSF.” There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication.

The Board currently intends that the Redomestication will occur as soon as practicable following the Annual Meeting. If the Redomestication is approved by our stockholders, it is anticipated that the Redomestication will become effective at the date and time (the “Effective Time”) specified in each of (i) the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and (ii) the Certificate of Conversion to be executed and filed with the Office of the Secretary of State of Delaware in accordance with Section 262 of the DGCL. However, the Redomestication may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the Effective Time of the Redomestication, whether before or after the approval by the Company’s stockholders, if our Board determines for any reason that the consummation of the Redomestication should be delayed or would be inadvisable or not in the best interests of the Company and its stockholders, as the case may be.

Effects of the Redomestication

Following the Redomestication, we will be governed by the NRS instead of the DGCL, and we will be governed by the form of Nevada articles of incorporation (the “Nevada Charter”) and the form of Nevada bylaws (the “Nevada Bylaws”), included as Annex C and Annex D, respectively, to this Proxy Statement. Approval of Proposal No. 2 will constitute approval of the Nevada Charter (as discussed in additional detail below) and the Nevada Bylaws. Our current amended and restated certificate of incorporation (the “Delaware Charter”) and our current amended and restated bylaws (as amended, the “Delaware Bylaws”) will no longer be applicable following completion of the Redomestication. Copies of the Delaware Charter and Delaware Bylaws are available as Exhibits 3.1 and 3.2 of our 2022 Annual Report on Form 10-K, available to the public over the Internet at the SEC’s website at http://www.sec.gov.

If the Supermajority Voting Removal Proposal (Proposal No. 3) is adopted, the Nevada Charter will not contain provisions requiring approval of a supermajority of the outstanding shares to amend the Company’s governance documents, which provisions are bracketed in the form of the Nevada Charter included as Annex C. Currently, the Delaware Charter requires the affirmative vote of the holders of at least two-thirds of the Company’s outstanding capital stock for stockholders to amend the Delaware Bylaws and for the amendment of certain provisions in the Delaware Charter, namely Article V of the Delaware Charter (relating to the appointment, terms and removal of directors, certain powers of the Board, and advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders), Article VI of the Delaware Charter (which does not allow stockholders to take action by written consent), Article VII of the Delaware Charter (relating to special meetings of stockholders), Article VIII of the Delaware Charter (relating to amendments to the bylaws), and Article X of the Delaware Charter (relating to the forum for certain actions). If the Supermajority Voting Removal Proposal is adopted, the Nevada Charter will contain a provision requiring a majority of the outstanding shares for stockholders to amend the Nevada Bylaws (rather than two-thirds of the outstanding shares as in the Delaware Charter), and every other supermajority voting provision will be removed from the Nevada Charter, with the result that the default standard for amendments to the articles of incorporation under the NRS (namely, a majority of the outstanding shares) will apply. In addition, the forum selection provisions set forth in Article X will be revised to provide that the Eighth Judicial District Court sitting in Clark County in the State of Nevada will be the sole and exclusive forum for the actions specified in Article X, instead of the Court of Chancery in the State of Delaware, and references to Nevada law will replace references to Delaware law. See “Proposal No. 3: Removal of Supermajority Voting Requirements from Articles of Incorporation.” If the Supermajority Voting Removal Proposal is not adopted, the Nevada Charter will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s outstanding capital stock for stockholders to amend the Nevada Bylaws, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s outstanding capital stock will be required to amend Article V, Article VI, Article VII, Article VIII or Article X of the Nevada Charter, as is the case currently for amendments to comparable provisions in the Delaware Charter. In addition, Article X of the Nevada Charter will continue to reference the Court of Chancery in the State of Delaware and Delaware law. Approval of Proposal No. 2, but not Proposal No. 3, will constitute approval of the Nevada Charter with the supermajority voting provisions and Delaware forum selection provisions marked on Annex C. Approval of both Proposal No. 2 and Proposal No. 3 will constitute approval of the Nevada Charter without the supermajority voting provisions and with the Nevada forum selection provisions marked on Annex C.

Apart from being governed by the Nevada Charter, Nevada Bylaws and the NRS, following completion of the Redomestication, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Redomestication, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Delaware Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Redomestication. Our directors and officers immediately prior to the Redomestication will serve as our directors and officers following the completion of the Redomestication. We will continue to maintain our headquarters in Colorado.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Redomestication, and its common stock will continue to be listed on NYSE American and traded under the symbol “LSF.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Redomestication. We and our stockholders will be in the same respective positions under the federal securities laws after the Redomestication as we and our stockholders were prior to the Redomestication.

Key Differences Between Delaware Charter and Bylaws and the Nevada Charter and Bylaws

The Nevada Charter and Nevada Bylaws differ in a number of respects from the Delaware Charter and Delaware Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our stockholders under Nevada and Delaware law under the respective charters and bylaws. This chart does not address each difference, but focuses on some of those differences which we believe are most relevant to our stockholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Delaware Charter and the Delaware Bylaws.

Provision	Delaware	Nevada
Charter Regarding Limitation of Liability	The Delaware Charter provides that, to the fullest extent permitted by the DGCL, a director of the Company shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

The Nevada Charter provides that, to the fullest extent permitted by the NRS, the liability of directors and officers of the Company shall be eliminated or limited.

Note that, under the NRS, this provision does not exclude exculpation for breaches of duty of loyalty and covers both directors and officers.

Charter Regarding Forum Adjudication for Disputes	Under the Delaware Charter, the Court of Chancery in the State of Delaware shall, to the fullest extent permitted by law, be the sole

If Proposal No. 3 is not approved, the forum selection provisions in the Nevada Charter will be substantially similar to the forum selection provisions in the Delaware Charter. If Proposal No. 3 is approved, under the Nevada Charter, the Eighth Judicial District Court of Clark County, Nevada shall be the sole and exclusive forum for (1) any

Provision	Delaware	Nevada

and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL or the Delaware Charter or the Delaware Bylaws, or as to which the DGCL confers exclusive jurisdiction on the Court of Chancery of the State of Delaware, (4) any action to interpret, apply, enforce or determine the validity of the Delaware Charter or the Delaware Bylaws, or (5) any action asserting a claim governed by the internal affairs doctrine, subject to certain exceptions set forth in the Delaware Charter.

derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim against the Company, its directors, officers or employees arising pursuant to any provision of the NRS or the Nevada Charter or Nevada Bylaws, (4) any action to interpret, apply, enforce or determine the validity of the Nevada Charter or Nevada Bylaws, or (5) any action asserting a claim against the Company governed by the internal affairs doctrine.
Bylaws Regarding Proxies	Under the DGCL, no proxy authorized by a stockholder shall be valid after three years from the date of its execution unless the proxy provides for a longer period.

The Nevada Bylaws provide that no proxy shall be voted or acted upon after six months from its date, unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Comparison of Stockholder Rights under Delaware and Nevada Law

The rights of our stockholders are currently governed by the DGCL, the Delaware Charter and the Delaware Bylaws. Following completion of the Redomestication, the rights of our stockholders will be governed by the NRS, the Nevada Charter and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Delaware, as governed by the DGCL. However, there are certain differences that may affect your rights as a stockholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of stockholders of the Company and the rights of stockholders of the Company following completion of the Redomestication. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and DGCL as well as the Delaware Charter and Delaware Bylaws and the Nevada Charter and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock

The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Delaware law has no similar provision.

Classified Board of Directors

The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, the stockholders elect only one class each year and each class would have a term of office of three years; however, neither the Delaware Charter nor Delaware Bylaws provide for a classified board of directors. The NRS also permits any Nevada corporation to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually; however neither the Nevada Charter nor Nevada Bylaws provide for a classified board of directors.

Cumulative Voting

Cumulative voting for directors entitles each stockholder to cast a number of votes that is equal to the number of voting shares held by such stockholder multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not be able to elect any directors without cumulative voting.

Although the DGCL does not generally grant stockholders cumulative voting rights, a Delaware corporation may provide in its certificate of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

The Delaware Charter does not provide for cumulative voting in the election of directors. Similarly, the Nevada Charter does not provide for cumulative voting.

Vacancies

Under both the DGCL and the NRS, subject to the certificate or articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors

Under the DGCL, the holders of a majority of shares of each class entitled to vote at an election of directors may vote to remove any director or the entire board without cause unless (i) the board is a classified board, in which case directors may be removed only for cause, or (ii) the corporation has cumulative voting, in which case, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The Delaware Charter requires a higher threshold for removal of directors than the DGCL, namely holders of two-thirds of the outstanding common stock as compared to a majority of the outstanding common stock. The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower; the Nevada Charter does not provide for a higher threshold. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

Fiduciary Duties and Business Judgment

Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or other persons reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Delaware law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such other person has been selected with reasonable care by or on behalf of the corporation. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Delaware and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, including Takeovers

Nevada provides directors with more discretion than Delaware in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings.

The DGCL does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions. In a number of cases and in certain situations, Delaware law has been interpreted to provide that fiduciary duties require directors to accept an offer from the highest bidder regardless of the effect of such sale on the corporate constituencies other than the stockholders. Thus, the flexibility granted to directors of Nevada corporations when making business decisions, including in the context of a hostile takeover, are greater than those granted to directors of Delaware corporations.

Limitation on Personal Liability of Directors and Officers

The NRS and the DGCL each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences discussed below.

The DGCL precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds. Under the NRS, in order for a director or officer to be individually liable to the corporation or its stockholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Unlike the DGCL, however, the limitation on director and officer liability under the NRS does not distinguish the duty of loyalty or transaction from which a director derives an improper personal benefit, but does, pursuant to NRS 78.300, impose limited personal liability on directors for distributions made in violation of NRS 78.288. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities; the Nevada Charter does not contain any such renunciation. Both the DGCL and the NRS permit limitation of liability which applies to both directors and officers, though the NRS expressly also applies this limitation to liabilities owed to creditors of the corporation. Furthermore, under the NRS, it is not necessary to adopt provisions in the articles of incorporation limiting personal liability of directors or officers as this limitation is provided by statute. However, under Delaware law, the exculpation of officers (namely, the chief executive officer, president, chief financial officer, chief operating officer, chief legal officer, controller, treasurer and chief accounting officer, as well as any other persons identified as “named executive officers” in the Company’s most recent SEC filings) is authorized only in connection with direct claims brought by stockholders, including class actions; however, it does not eliminate monetary liability of officers for breach of fiduciary duty arising out of claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation.

As described above, the NRS provides broader protection from personal liability for directors and officers than the DGCL. Both the Delaware Charter and the Nevada Charter provide a limitation to director liability to the fullest extent permitted by Delaware and Nevada law, respectively. The Nevada charter also provides a limitation to officer liability to the fullest extent permitted by Nevada law.

Indemnification

The NRS and the DGCL each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it decides that indemnification is proper. Under the DGCL, the corporation through its stockholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Delaware Charter and the Nevada Charter provide for indemnification to the fullest extent permitted by the respective laws.

Advancement of Expenses

Although the DGCL and NRS have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents, the NRS provides broader indemnification in connection with stockholder derivative lawsuits, in particular with respect to advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or other proceeding.

The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless its certificate of incorporation or bylaws provide for mandatory advancement.

In contrast, under the NRS, unless otherwise restricted by the articles of incorporation, the bylaws or an agreement made by the corporation, the corporation may pay advancements of expenses in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

Director Compensation

The DGCL does not have a specific statute on the fairness of director compensation. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors so establishes the compensation of directors, such compensation is be presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing.

Neither the Delaware Charter or Delaware Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Stockholders

Both the DGCL and NRS provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of stockholders consent to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws.

Both the Delaware Charter and the Nevada Charter prohibit stockholder action by written consent in lieu of a meeting, with limited exceptions for actions by preferred stockholders.

Dividends and Distributions

Delaware law is more restrictive than Nevada law with respect to dividend payments. Unless further restricted in the certificate of incorporation, the DGCL permits a corporation to declare and pay dividends out of either (i) surplus, or (ii) if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). The DGCL defines surplus as the excess, at any time, of the net assets of a corporation over its stated capital. In addition, the DGCL provides that a corporation may redeem or repurchase its shares only when the capital of the corporation is not impaired and only if such redemption or repurchase would not cause any impairment of the capital of the corporation.

The NRS provides that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders (the condition in this clause (ii), the “Balance Sheet Test”). Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations

Both Delaware and Nevada law provide certain protections to stockholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Section 203 of the DGCL.

Under Section 203 of the DGCL, certain “business combinations” with “interested stockholders” of the Company are subject to a three-year moratorium unless specified conditions are met. For purposes of Section 203, the term “business combination” is defined broadly to include (i) mergers with or caused by the interested stockholder; (ii) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of either the corporation’s consolidated assets or its outstanding stock; (iii) the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (iv) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 of the DGCL does not apply if: (i) prior to the time on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (ii) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) at or after the time on which such stockholder becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by at least two-thirds (66-2/3%) of the outstanding voting stock not owned by the interested stockholder.

In contrast, the NRS imposes a maximum moratorium of two years versus Delaware’s three-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Delaware’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record.

Companies are entitled to opt out of the business combination provisions of the DGCL and NRS. The Company has not opted out of the business combination provisions of Section 203 of the DGCL, nor does the Company opt out of the business combination provisions of NRS 78.411 to 78.444, inclusive, under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment, and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests

In addition to the restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Delaware law does not have similar provisions.

Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may impose stricter requirements if it so desires.

Corporations are entitled to opt out of the above controlling interest provisions of the NRS. In the Nevada Charter, the Company opts out of these provisions.

Stockholder Vote for Mergers and Other Corporate Reorganizations

Under the DGCL, unless the certificate of incorporation specifies a higher percentage, the stockholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by stockholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors. Although a substantial body of case law has been developed in Delaware as to what constitutes the “sale of substantially all of the assets” of a corporation, it is difficult to determine the point at which a sale of virtually all, but less than all, of a corporation’s assets would be considered a “sale of all of the assets” of the corporation for purposes of Nevada law. It is possible that many sales of less than all of the assets of a corporation requiring stockholder authorization under Delaware law would not require stockholder authorization under Nevada law.

The DGCL and NRS have substantially similar provisions with respect to approval by stockholders of a surviving corporation in a merger. The DGCL does not require a stockholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the plan of merger does not amend the existing certificate of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The NRS does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

Neither the Delaware Charter nor the Nevada Charter requires a higher percentage to vote to approve certain corporate transactions.

Appraisal or Dissenter’s Rights

In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a stockholder to receive cash generally equal to the fair value of the stockholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such stockholder would otherwise receive in any such transaction.

Under Section 262 of the DGCL, appraisal rights are generally available for the shares of any class or series of stock of a Delaware corporation in a merger, consolidation or conversion, provided that no appraisal rights are available with respect to shares of any class or series of stock if, at the record date for the meeting held to approve such transaction, such shares of stock, or depositary receipts in respect thereof, are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders, unless the stockholders receive in exchange for their shares anything other than shares of stock of the surviving or resulting corporation (or depositary receipts in respect thereof), or of any other corporation that is listed on a national securities exchange or held by more than 2,000 holders of record, cash in lieu of fractional shares or fractional depositary receipts described above or any combination of the foregoing.

In addition, Section 262 of the DGCL allows beneficial owners of shares to file a petition for appraisal without the need to name a nominee holding such shares on behalf of such owner as a nominal plaintiff and makes it easier than under Nevada law to withdraw from the appraisal process and accept the terms offered in the merger, consolidation or conversion. Under the DGCL, no appraisal rights are available to stockholders of the surviving or resulting corporation if the merger did not require their approval. The Delaware Charter and Delaware Bylaws do not provide for appraisal rights in addition to those provided by the DGCL.

Under the NRS, a stockholder is entitled to dissent from, and obtain payment for, the fair value of the stockholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the stockholders is required for the merger, regardless of whether the stockholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the stockholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the stockholder’s outstanding shares, except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 stockholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting stockholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS.

The mechanics and timing procedures vary somewhat between Delaware and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Stockholders

The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. In contrast, the NRS permits special meetings of stockholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise.

Under the Delaware Bylaws, a special meeting of stockholders may be called by the Chairman of the Board, a majority of the Board or the Chief Executive Officer or President (in the absence of a Chief Executive Officer). The Nevada Bylaws contain a substantially similar provision.

Special Meetings Pursuant to Petition of Stockholders

The DGCL provides that a director or a stockholder of a corporation may apply to the Court of Chancery of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 30 days after the date designated for the special meeting or, if there is no date designated, within 13 months after the last annual meeting.

Under the NRS, stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Stockholder Special Meetings

Under the DGCL, if a meeting of stockholders is adjourned due to lack of a quorum and the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting must be given to each stockholder of record entitled to vote at the meeting. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

In contrast, under the NRS, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given.

Duration of Proxies

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years, unless the proxy provides for a longer period.

Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances.

Quorum and Voting

The DGCL provides that the certificate of incorporation and bylaws may establish quorum and voting requirements, but in no event shall quorum consist of less than one-third of the shares entitled to vote. If the certificate of incorporation and bylaws are silent as to specific quorum and voting requirements: (a) a majority of the shares entitled to vote shall constitute a quorum at a meeting of stockholders; (b) in all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the stockholders; (c) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (d) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. A bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the board. The Delaware Bylaws provide that the holders of shares representing a majority of the voting power of the Company entitled to vote shall constitute a quorum at all meetings of the stockholders for the transaction of business, provided, however, that where a separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series or classes or series shall constitute a quorum with respect to such vote.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of stockholders by plurality vote. The Nevada Bylaws provide that unless otherwise required by law or the articles of incorporation of the Company, the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote thereat shall constitute a quorum at all meetings of the stockholders for the transaction of business.

Stockholder Inspection Rights

The DGCL grants any stockholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of stockholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a stockholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books of account and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities

Under Delaware law, the corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The DGCL permits a Delaware corporation to renounce, in its certificate of incorporation or by action of the board of directors, any interest or expectancy of the corporation in, or being offered an opportunity to participate in, specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Similar to the DGCL, the NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or stockholders.

Potential Risks and Disadvantages of the Redomestication

Because of Delaware’s prominence as a state of incorporation for many large corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations. While Nevada also has encouraged incorporation in that state and has adopted comprehensive, modern and flexible statutes that it periodically updates and revises to meet changing business needs, Nevada case law concerning the effects of its statutes and regulations is more limited. As a result, the Company and its stockholders may experience less predictability with respect to the legality of certain corporate affairs and transactions and stockholders’ rights to challenge them, to the extent Nevada’s statutes do not provide a clear answer and a Nevada court must make a determination.

Also, underwriters and other members of the financial services industry may be less willing and able to assist the Company with capital-raising programs because they might perceive Nevada’s laws as being less flexible or developed than those of Delaware. Certain investment funds, sophisticated investors and brokerage firms may likewise be less comfortable and less willing to invest in a corporation incorporated in a jurisdiction other than Delaware whose corporate laws may be less understood or perceived to be unresponsive to stockholder rights.

The Company will also incur certain non-recurring costs in connection with the Redomestication, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Redomestication is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Redomestication.

Regulatory Matters

The consummation of the Redomestication requires the filing of the Articles of Conversion and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Office of the Secretary of State in Delaware. No other regulatory or governmental approvals or consents will be required in connection with the Redomestication.

No Appraisal Rights

Under the DGCL, holders of our common stock are not entitled to appraisal rights with respect to the Redomestication described in this proposal.

No Exchange of Stock Certificates Required

Stockholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Redomestication will not have any material accounting implications.

Relationship of Proposal Nos. 2 and 3

Approval of the Supermajority Voting Removal Proposal (Proposal No. 3) is conditioned upon approval of this Proposal No. 2 and we will not remove the supermajority voting requirements from the Delaware Charter or revise the forum selection provisions if we remain a Delaware corporation. However, approval of this Proposal No. 2 is not conditioned upon approval of the Supermajority Voting Removal Proposal, and if stockholders approve the Redomestication Proposal but not the Supermajority Voting Removal Proposal, our Board intends to consummate the Redomestication while retaining the supermajority voting requirements and current forum selection provisions in the Nevada Charter. See “Effects of the Redomestication” above for a discussion of the changes to the Nevada Charter conditioned upon approval of the Supermajority Voting Removal Proposal.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Redomestication to holders of the shares of the common stock of the Delaware Corporation (the “Delaware Common Stock”), each of which shares is converted into one outstanding share of common stock of the Nevada Corporation (the “Nevada Common Stock”) in connection with the Redomestication.

This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this Proxy Statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Delaware Common Stock that are U.S. holders (as defined below) and that hold their shares of common stock as capital assets, within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Delaware Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

Holders of the Delaware Common Stock are urged to consult their tax advisors as to the particular tax consequences to them of the Redomestication, including any applicable U.S. federal, state, local, or foreign tax consequences.

For purposes of this section, a U.S. holder is a beneficial owner of the Delaware Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Delaware Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Delaware Common Stock should consult its tax advisor regarding the tax consequences of the Redomestication.

Treatment of the Redomestication

Subject to the caveats and qualifications noted above, we intend the Redomestication, under U.S. federal income tax law, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Redomestication qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•

no gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Delaware Common Stock upon the conversion of such Delaware Common Stock into the Nevada Common Stock in connection with the Redomestication;

•

the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Delaware Common Stock in connection with the Redomestication will equal the aggregate tax basis of the shares of the Delaware Common Stock converted into such shares of the Nevada Common Stock; and

•

the holding period of the shares of the Nevada Common Stock received by a holder of the Delaware Common Stock in connection with the Redomestication will include the holding period of the common stock converted into such shares of the Nevada Common Stock.

Stockholders that have acquired different blocks of the Delaware Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Redomestication, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

Information Reporting

A U.S. holder of the Delaware Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Redomestication will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Redomestication occurs a statement setting forth certain information relating to the Redomestication, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Redomestication. Holders of the Delaware Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

Anti-Takeover Implications of the Redomestication

The Redomestication is not being effected to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the Redomestication may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Delaware law and the Delaware Charter and Delaware Bylaws contain provisions that may have the effect of deterring hostile takeover attempts. A hostile takeover attempt may have a positive or negative effect on the Company and its stockholders, depending on the circumstances surrounding a particular takeover attempt. Takeover attempts that have not been negotiated or approved by the Board can be opportunistically timed to take advantage of an artificially depressed stock price. Takeover attempts can also be coercively structured, can disrupt the business and management of a corporation and can generally present a risk of terms that may be less favorable than would be available in a Board-approved transaction. In contrast, Board-approved transactions may be carefully planned and undertaken at an opportune time in order to obtain maximum value for the corporation and all of its stockholders by determining and pursuing the best strategic alternative, obtaining negotiating leverage to achieve the best terms available, and giving due consideration to matters such as tax planning, the management and business of the acquiring corporation and the most effective deployment of corporate assets.

The Board recognizes that hostile takeover attempts do not always have the unfavorable consequences or effects described above and may be beneficial to stockholders, providing them with considerable value for their shares. However, the Board believes that the potential disadvantages of unapproved takeover attempts are sufficiently great that prudent measures are needed to give the Board the time and flexibility to determine and pursue potentially superior strategic alternatives and take other appropriate action in an effort to maximize stockholder value. Accordingly, the Delaware Charter and Delaware Bylaws include certain provisions that are intended to accomplish these objectives, but which may have the effect of discouraging or deterring hostile takeover attempts.

Nevada law includes some features that may deter hostile takeover attempts. The Nevada Charter contains certain anti-takeover provisions similar to those set forth in the Delaware Charter; both the Delaware Charter and Nevada Charter allow the Board alone to fill any directorship vacancies. Notwithstanding these similarities, there are a number of differences between Nevada and Delaware law and between the governing documents of the Delaware Corporation and the Nevada Corporation which could have a bearing on unapproved takeover attempts.

The Board may in the future propose other measures designed to address hostile takeovers apart from those discussed in this Proxy Statement, if warranted from time to time in the judgment of the Board.

Required Vote

We ask our stockholders to approve the Redomestication and the adoption of the Redomestication Resolution. This proposal requires the affirmative vote of a majority of the voting power of the shares of the Company’s capital stock, present in person or represented by proxy, and entitled to vote thereon, voting together as a single class.

With respect to approval of the Redomestication and the adoption of the Redomestication Resolution, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will have the same effect as votes against the proposal. Brokers do not have discretion to vote on this Proposal No. 2 and broker non-votes will have the same effect as votes against the proposal.

The Board recommends that stockholders vote “FOR” the approval of the Redomestication and the adoption of the Redomestication Resolution.

PROPOSAL NO. 3: REMOVAL OF SUPERMAJORITY VOTING REQUIREMENTS FROM ARTICLES OF INCORPORATION

Our Board has approved and recommends that our stockholders approve the removal of certain supermajority voting requirements from the Nevada Charter upon the Redomestication.

Currently, the Delaware Charter requires the affirmative vote of the holders of at least two-thirds of the Company’s outstanding capital stock for stockholders to amend the Delaware Bylaws and for the amendment of certain provisions in the Delaware Charter, as discussed below. In addition, the Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware will be the sole and exclusive forum for certain actions specified in Article X of the Delaware Charter, including certain matters under Delaware law. If this Proposal No. 3 is not adopted, the Nevada Charter will require the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s outstanding capital stock for stockholders to amend the Nevada Bylaws, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of the Company’s outstanding capital stock will be required to amend Article V, Article VI, Article VII, Article VIII or Article X of the Nevada Charter, as is the case currently for amendments to comparable provisions in the Delaware Charter. Also, the Nevada Charter will provide that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware will be the sole and exclusive forum for certain actions specified in Article X of the Delaware Charter, including certain matters under Delaware law. Approval of the Redomestication Proposal (Proposal No. 2), but not this Proposal No. 3, will constitute approval of the Nevada Charter with the supermajority voting provisions and Delaware forum selection provisions marked on Annex C. Approval of both the Redomestication Proposal and this Proposal No. 3 will constitute approval of the Nevada Charter without the supermajority voting provisions and with the Nevada forum selection provisions marked on Annex C.

Background of the Proposal

Article VIII, Section 1 of the Delaware Charter provides that our stockholders may adopt, amend or repeal any provision of the Delaware Bylaws if the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors, voting together as a single class, vote to adopt, amend or repeal any provision of the Delaware Bylaws. Likewise, Articles V, VI, VII, VIII and X of the Delaware Charter each require the affirmative vote of the holders of at least two-thirds of the voting power of all of the then-outstanding shares of the Company’s capital stock entitled to vote generally in the election of directors, voting together as a single class, to amend or repeal any of the Articles listed above, which relate to:

•	the powers, size, election, term, vacancies and removal of members of the Board;

•	advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders;

•	the requirement that stockholder action be taken at an annual or special meeting of stockholders and not by written consent;

•	specifications as to who has authority to call a special meeting of the stockholders;

•	the amendment of our bylaws; and

•	certain forum selection requirements.

We refer to these supermajority voting requirements as the “Supermajority Provisions”.

The Supermajority Provisions were included in the Delaware Charter in 2020 when we became a publicly traded company and are similar to supermajority voting requirements found in the governing documents of many publicly traded companies. Our Board has carefully considered and evaluated how our corporate governance practices would be affected if the Supermajority Provisions were removed from the Nevada Charter upon the Redomestication.

As part of our ongoing review of our corporate governance practices, the Board reviewed the Supermajority Provisions, and have determined that removing the Supermajority Provisions from the Nevada Charter upon the Redomestication is in the best interests of the Company and our stockholders. The Supermajority Provisions were intended to provide corporate governance stability, protect against self-interested action on the part of large stockholders, reduce the likelihood that third parties institute corporate governance changes that may be inconsistent with the best interest of, or otherwise harmful to, the Company and its stockholders and require that a broad base of stockholder support exists before certain governance matters are approved and implemented. While the Board understands these important benefits, the Board also recognizes that the

Supermajority Provisions may have the effect of reducing the Board’s accountability to stockholders and can limit stockholder participation in our corporate governance. The Board also acknowledges that many other public companies have transitioned away from similar supermajority voting requirements. Therefore, after careful consideration, the Board believes that the benefits of removing the Supermajority Provisions from the Nevada Charter upon the Redomestication to provide more accountability to stockholders and promote stronger corporate governance outweigh the benefits of retaining such supermajority voting requirements.

In addition, Article X of the Delaware Charter provides that, unless the Company consents in writing to the selection of an alternative forum, the Delaware Court of Chancery shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or our amended and restated certificate of incorporation or bylaws (as either may be amended from time to time), or as to which the DGCL confers exclusive jurisdiction on the Delaware Court of Chancery, (iv) any action to interpret, apply, enforce or determine the validity of our amended and restated certificate of incorporation or bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (v) above, any claim as to which the Delaware Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Delaware Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Delaware Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or for which the Delaware Court of Chancery does not have subject matter jurisdiction; provided that if and only if the Delaware Court of Chancery dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware. The Board believes that revising Article X in the Nevada Charter to provide that the Eighth Judicial District Court sitting in Clark County in the State of Nevada shall be the sole and exclusive forum for the actions specified in Article X, and including actions under the NRS rather than the DGCL, would preserve the benefits of the forum selection clause more fully following the Redomestication, because the Company will be subject to the NRS rather than the DGCL and Nevada courts (as compared to Delaware courts) would be interpreting Nevada law. If the Company effects the Redomestication but this Proposal No. 3 is not approved, the Company intends to consent in writing to the selection of the Eighth Judicial District Court sitting in Clark County in the State of Nevada as an alternative forum for the actions subject to Article X of the Nevada Charter.

Proposed Provisions in the Nevada Charter

Currently, the Delaware Charter requires a supermajority vote to amend certain provisions of the Delaware Charter and for our stockholders to amend the Delaware Bylaws. If this Proposal No. 3 is approved and we consummate the Redomestication, then the Supermajority Provisions will be removed from the Nevada Charter upon the Redomestication. As a result, the standard for stockholder approval of any future amendments to the Nevada Charter (including Articles V, VI, VII, VIII or X) will be governed by the NRS, which currently requires the affirmative vote of a majority of the outstanding shares to amend the articles of incorporation. In addition, Article VIII of the Nevada Charter will require the affirmative vote of a majority of the outstanding shares to amend the Nevada Bylaws. Article X of the Nevada Charter will also provide that the Eighth Judicial District Court sitting in Clark County in the State of Nevada (instead of the Delaware Chancery Court) is the sole and exclude forum for the actions specified in Article X, and actions brought under the NRS (instead of the DGCL) will be subject to the forum selection provisions in Article X.

This description of the Nevada Charter is only a summary and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of Articles V, VI, VII, VIII and X of the Nevada Charter, a copy of which is attached to this Proxy Statement as Annex C, with the Supermajority Provisions and Delaware forum selection provisions as marked thereon. Approval of the Redomestication Proposal (Proposal No. 2), but not this Proposal No. 3, will constitute approval of the Nevada Charter with the Supermajority Provisions marked on Annex C. Approval of both the Redomestication Proposal and this Proposal No. 3 will constitute approval of the Nevada Charter without the Supermajority Provisions and with the Nevada forum selection provisions marked on Annex C.

Relationship of Proposal Nos. 2 and 3

Approval of this Proposal No. 3 is conditioned upon approval of the Redomestication Proposal (Proposal No. 2), and we will not remove the supermajority voting requirements or Delaware forum selection provisions from the Delaware Charter if we remain a Delaware corporation. However, approval of the Redomestication Proposal is not conditioned upon approval of this Proposal No. 3, and if stockholders approve the Redomestication Proposal but not this Proposal No. 3, our Board intends to consummate the Redomestication while retaining the Supermajority Provisions and Delaware forum selection provisions in the Nevada Charter.

Required Vote

We ask our stockholders to approve the filing of the Nevada Charter without the Supermajority Provisions and with the Nevada forum selection provisions. Approval of this proposal requires the affirmative vote of at least two-thirds of all outstanding shares of the Company’s capital stock entitled to vote thereon.

With respect to approval of this Proposal No. 3 and approval of the Nevada Charter without the Supermajority Provisions and with the Nevada forum selection provisions, you may vote “FOR”, “AGAINST” or “ABSTAIN”. Abstentions will have the same effect as votes against the proposal. Brokers do not have discretion to vote on this Proposal No. 3 and broker non-votes will have the same effect as votes against the proposal.

The Board recommends that stockholders vote “FOR” the approval and adoption of the Nevada Charter without the Supermajority Provisions and with the Nevada forum selection provisions.

PROPOSAL NO. 4: THE ADJOURNMENT PROPOSAL

Our Board is asking our stockholders to approve one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Redomestication Proposal (Proposal No. 2) or the Supermajority Voting Removal Proposal (Proposal No. 3) to approve such proposals.

If stockholders approve this Proposal No. 4, we can adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders that have previously returned properly signed proxies voting against one or both of the Redomestication Proposal or the Supermajority Voting Removal Proposal.

The approval of this Proposal No. 4 will require the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter by the holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on this proposal.

Our Board unanimously recommends a vote “FOR” the Adjournment Proposal.

PROPOSAL NO. 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moss Adams LLP (“Moss”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2023, and is asking stockholders to ratify this appointment at the Annual Meeting.

Moss has audited our financial statements beginning with the fiscal year 2016. A representative of Moss is expected to attend this year’s Annual Meeting electronically, will have the opportunity to make a statement, if desired, and will be available to respond to appropriate questions. In making its recommendation to the Board to select Moss as our independent registered public accounting firm for 2023, the Audit Committee determined that retention of Moss is in the best interests of us and our stockholders. Information regarding fees billed by Moss for our 2021 and 2022 fiscal years is set forth under “Relationship with Independent Registered Public Accounting Firm” below.

Our amended and restated bylaws do not require that stockholders ratify the appointment of our independent registered public accounting firm. However, we are seeking ratification because we believe it is a matter of good corporate governance. In the event that stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Moss, but may ultimately determine to retain Moss as our independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its sole discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that it is advisable to do so.

Our Board unanimously recommends a vote “FOR” the ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for fiscal 2023.

Relationship with Independent Registered Public Accounting Firm

The following table shows the fees that Moss billed us for professional services rendered:

Fee Category	2022	2021
Audit Fees	$269,175	$319,302
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	53,600

Total Fees	$269,175	$372,902

Audit Fees

“Audit Fees” includes fees for professional services provided by Moss in connection with the audit of our annual consolidated financial statements, review of quarterly consolidated financial statements included in our quarterly reports on Form 10-Q and annual reports on Form 10-K, as well as services that are normally provided by Moss in connection with SEC filings, including comfort letters and consents issued in connection with securities offerings, consultations on matters addressed during the audit or interim reviews, and other services normally provided in connection with regulatory filings.

Audit-Related Fees

“Audit-Related Fees” includes fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included above under “Audit Fees.” We did not incur any Audit-Related Fees during 2022.

Tax Fees

“Tax Fees” includes fees for professional services provided by Moss for tax compliance, tax advice, and tax planning. We did not incur any Tax Fees during 2022.

All Other Fees

“All Other Fees” includes fees for services provided by Moss that are not included in the other fee categories reported above. There were no other fees for 2022. There were other fees totaling $53,600 for services provided by Moss in 2021, including services relating to M&A due diligence.

Audit Committee Pre-Approval Policies and Procedures

Moss provides the Audit Committee with information outlining the plan and scope of Moss’s proposed audit services to be performed during the year, which the Audit Committee reviews with Moss and management. The Audit Committee pre-approves all services provided by Moss, including audit services and non-audit services, to assure that they do not impair Moss’s independence. Audit Committee pre-approval requirements are subject to an exception for certain de minimis non-audit services approved by the Audit Committee prior to the completion of an audit. None of the Moss services in 2022 and 2021 were approved by the Audit Committee pursuant to the de minimis exception. To ensure prompt handling of unexpected matters, the Audit Committee has specifically delegated to the Chair of the Audit Committee authority to pre-approve permissible non-audit services, subject to maximum dollar amounts. If the Chair exercises this delegation of authority, he reports the action taken to the Audit Committee at its next regular meeting.

Audit Committee Report

The primary function of the Audit Committee is to oversee our accounting and financial reporting processes and the external audit of our financial statements on behalf of the Board. The Audit Committee operates under a written charter adopted by the Board that satisfies applicable SEC and NYSE American standards and is available in the “Investors – Governance” section of our corporate website, www.lairdsuperfood.com. The Audit Committee reviews the charter and proposes necessary changes to the Board on an annual basis.

The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2022 and has discussed with Moss, our independent registered public accounting firm for the fiscal year ended December 31, 2022, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Moss required under the applicable requirements of the PCAOB regarding Moss’s communications with the Audit Committee concerning independence, and discussed with Moss its independence.

On the basis of the review and discussions referenced above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

In addition to its oversight of our corporate accounting and financial reporting process, the Audit Committee is responsible for the appointment, oversight, evaluation, and retention of our independent registered public accounting firm. In connection with this responsibility, the Audit Committee annually reviews the qualifications, performance, and independence of the independent registered public accounting firm, including the performance of the lead audit partner, and assures the regular rotation of the lead audit partner as required. In doing so, the Audit Committee considers a number of factors including, but not limited to quality of services provided, technical expertise, knowledge of the industry, effective communication, and objectivity. The Audit Committee also considers whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

The Audit Committee has engaged Moss as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and is seeking ratification of such engagement by our stockholders.

Audit Committee

Greg Graves, Chair

Geoffrey T. Barker

Maile Naylor

Grant LaMontagne

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our named executive officers (“NEOs”) who are named in the “Summary Compensation Table” below. As an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

Introduction

The information that follows provides an overview of the compensation provided to our named executive officers for the period of January 1, 2022 through December 31, 2022 (referred to herein as “fiscal 2022” or “2022”).

The focus of this information is on the compensation program provided to the individuals shown below and listed in the Summary Compensation Table:

Name	Title
Jason Vieth	Chief Executive Officer
Anya Hamill	Chief Financial Officer
Andy Judd (1)	Former Chief Commercial Officer
Paul Hodge, Jr. (2)	Former President and Chief Executive Officer

(1) Mr. Judd resigned from his position as our Chief Commercial Officer effective August 4, 2023.

(2) Mr. Hodge resigned from his position as our President and Chief Executive Officer effective January 31, 2022.

Overall Philosophy and Objectives of Our Executive Compensation Programs

The overall philosophy of our compensation programs for the NEOs and other senior executives is to encourage and reward the creation of sustainable, long-term shareholder value. We identified the following objectives to help realize this goal:

Alignment with Shareholders

•	Reward performance in a given year and achievements over a sustained period that are aligned with our shareholders’ interests.

•	Allow the Company to claw back incentive-based compensation erroneously paid to its executive officers.

Remain Competitive

•	Attract, retain, and motivate the exceptional talent required to ensure our continued success.

Motivate Performance

•	Ensure that the compensation program reinforces execution of overall strategy and achievement of our business objectives.

Reward Superior Performance

•	Reinforce our pay-for-performance, entrepreneurial culture.

Elements of Compensation

The compensation program for our NEOs consists of the following elements of compensation, each described in greater depth below:

•	base salaries;

•	performance-based bonuses; and

•	equity-based incentive compensation.

Base Salary

Base salaries are an annual fixed level of cash compensation that reflect each NEO’s role and responsibilities, and regional market considerations.

The base salaries for each of our NEOs for 2022 are listed in the table below.

Name	Title	2022 Salary
Jason Vieth	Chief Executive Officer	$400,000
Anya Hamill	Chief Financial Officer	$275,000
Andy Judd	Former Chief Commercial Officer	$350,000
Paul Hodge, Jr.	Former President and Chief Executive Officer	$350,000

Performance-Based Bonus

To incentivize management to drive strong operating performance and reward achievement of our business goals, our executive compensation program includes performance-based bonuses for NEOs. For fiscal 2022, the Compensation Committee took into consideration various factors, including the retention of key employees and individual performance, and determined 2022 bonus amounts. These bonuses were remitted in the first quarter of 2023.

Equity-Based Incentive Compensation

We pay equity-based compensation to our NEOs to link the long-term results achieved for our shareholders and the rewards provided to NEOs, thereby ensuring that such NEOs have a continuing stake in our long-term success.

Determining Executive Compensation

The Compensation Committee, guided by the principal objectives described in this section, Executive Compensation, approves the structure of the executive compensation program and administers the programs for our executive officers. The following describes the roles of key participants in the process.

Role of our Compensation Committee

The Compensation Committee has the responsibility to make and approve changes in the total compensation of our executive officers, including the mix of compensation elements and compensation values.

Role of our Compensation Consultant

The Company engages FW Cook to provide independent external advice regarding executive compensation and to provide a competitive market pay analysis for our NEOs. Neither FW Cook nor any of its affiliates maintain other direct or indirect business relationships with the Company or any of its affiliates other than the services provided to the Compensation Committee.

Peer Group

The Compensation Committee approved a peer group consisting of 17 companies that were used for benchmarking fiscal 2022 and 2021 compensation. Given the Company’s size, product offerings, and unique market position, there are no direct competitors in the compensation peer group. Criteria used to identify the peer group companies include:

•	Size – companies with revenue that generally range from 0.2x to 5x our total annual revenue.

•	Business Focus – companies that are publicly traded and primarily in the Foods, Beverage, and Tobacco industry.

The 17-company peer group consists of the companies listed below:

22nd Century	Alico	Bridgford Foods	Celsius
Coffee Holding	Craft Brew Alliance	Crimson Wine	Lifeway Foods
Limoneira	MamaMancini’s	MGP Ingredients	NewAge
RiceBran Tech	Rocky Mtn Choc. Factory	S&W Seed	South Dakota Soybean
Willamette Val. Vineyards

Other Programs and Policies

Anti-hedging and Anti-pledging Policy

Under our Insider Trading Policy, our directors, executive officers, and other employees are prohibited from engaging in short-term trading or short sales and are prohibited from participating in tractions in put options, call options or other derivative securities. The Company strongly discourages hedging transactions. Any person wishing to enter into such an arrangement must first submit the proposed transaction for approval by the designated compliance officer, who will have sole discretion to decide whether to approve the proposed transaction. In addition, our directors, executive officers, and other employees are prohibited from holding our securities in a margin account and from pledging our securities as collateral for a loan, except as may be pre-approved by the Audit Committee.

Summary Compensation Table

The following table sets forth information concerning the compensation of our NEOs:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	Stock Awards ($) (2)	Total ($)
Jason Vieth, CEO	2022	368,182	114,000	676,115	996,250	2,154,547
Anya Hamill, CFO	2022	155,152	35,000	78,105	101,499	369,755
Andy Judd, Former CCO (3)	2022	261,174	100,000	197,260	374,000	932,434
Paul Hodge, Jr., Former CEO (4)	2022	29,167	—	—	—	29,167
	2021	349,433	—	432,500	2,162,500	2,944,433

(1) The amounts show in this column represent the aggregate grant-date fair value of stock options granted under our 2020 Omnibus Incentive Plan (“2020 Plan”) to our named executive officers, as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the fair value of the stock options are set forth in Note 11 to our audited consolidated financial statements appearing in our 2022 Annual Report on Form 10-K.

(2) This column reflects the aggregate grant date fair value of restricted stock units granted under our 2020 Plan to our named executive officers, as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the fair value of the restricted stock units are set forth in Note 11 to our audited consolidated financial statements appearing in our 2022 Annual Report on Form 10-K.

(3) Mr. Judd resigned from his position as our Chief Commercial Officer effective August 4, 2023.
(4) Mr. Hodge resigned from his position as our President and Chief Executive Officer effective January 31, 2022.

Employment Arrangements

We have entered into employment agreements with each of our NEOs. The employment agreements do not provide for a fixed employment term and set forth the executive’s annual salary, target bonus, if any, eligibility for employee benefits, the terms of equity grants, customary proprietary information assignment provisions, and non-competition and non-solicitation restrictions. The key terms of employment with our named executive officers are further described below.

Jason Vieth

In connection with Mr. Vieth’s appointment as President and Chief Executive Officer, the Company entered into an employment agreement (the “Vieth Employment Agreement”) with Mr. Vieth that provides for the following benefits, among other provisions:

•	an annual base salary of $400,000;

•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary, which amount is guaranteed for 2022;

•

a $114,000 signing bonus subject to repayment if Mr. Vieth voluntarily resigns without good reason (as defined in the Vieth Employment Agreement) or the Company terminates Mr. Vieth’s employment for cause (as defined in the Vieth Employment Agreement) prior to the first anniversary of the Vieth Employment Agreement;

•	restricted stock units relating to 125,000 shares of common stock, vesting over four years;

•

stock options to purchase 50,000 shares of common stock with an exercise price of $25.00 per share, and stock options to purchase 150,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, in each case vesting 25% on the first anniversary of the effective date of the Vieth Employment Agreement and ratably thereafter over the following 12 quarters (such stock options together with the restricted stock units in the preceding bullet, the “Inducement Grants”); and

•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Mr. Vieth resigns for good reason or the Company terminates Mr. Vieth’s employment without cause, or, if such resignation or termination occurs within two years following a change in control (as defined in the Vieth Employment Agreement), a payment equal to 24 months base salary, COBRA coverage for up to 18 months, the vesting of all of Mr. Vieth’s equity awards, and a cash payment equal to $1,000,000 less the fair market value of the Inducement Grants at the time of the change in control.

Mr. Vieth will also be eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Mr. Vieth on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.6 to the Company’s Registration Statement on Form S-1/A filed on September 10, 2020.

Anya Hamill

The Company entered into an employment agreement (the “Hamill Employment Agreement”) with Anya Hamill, who served as interim Chief Financial Officer since May 2022 and now serves as permanent Chief Financial Officer. The Hamill Employment Agreement provides for the following benefits, among other provisions:

•	an annual base salary of $275,000;

•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;

•	restricted stock units relating to 50,000 shares of common stock, vesting over four years;

•	stock options to purchase 50,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, vesting over four years; and

•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Ms. Hamill resigns for good reason or the Company terminates Ms. Hamill’s employment without cause, and, if such resignation or termination occurs within two years following a change in control (as defined in the Hamill Employment Agreement), the vesting of all of Ms. Hamill’s equity awards.

Ms. Hamill will also be eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers.

Andy Judd

The Company entered into an employment agreement (the “Judd Employment Agreement”) with Andy Judd, the Company’s former Chief Commercial Officer. The Judd Employment Agreement provided for the following benefits, among other provisions:

•	an annual base salary of $350,000;

•	an annual bonus opportunity of up to 100% of base salary based on the achievement of performance goals, with a target payout of 50% of base salary;

•	a signing bonus of $100,000;

•	restricted stock units relating to 100,000 shares of common stock, vesting over four years;

•	stock options to purchase 100,000 shares of common stock with an exercise price equal to the grant date fair value of the Company’s common stock, vesting over four years; and

•

a payment equal to 12 months base salary and COBRA coverage for up to 12 months if Mr. Judd resigned for good reason or the Company terminated his employment without cause, and, if such resignation or termination occurred within two years following a change in control (as defined in the Judd Employment Agreement), the vesting of all of Mr. Judd’s equity awards. In the case of a change in ownership, the severance payment would have been equal to 24 months of base salary and COBRA coverage.

Mr. Judd was also eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers.

Retirement Plans

We have not maintained, and do not currently intend to maintain, a defined benefit pension plan or nonqualified deferred compensation plan.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by our NEOs that were outstanding as of December 31, 2022:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options			Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
	exercisable	unexercisable
Jason Vieth	—	75,000	(2)	7.64	1/31/2032	—		—	—	—
	—	50,000	(2)	25.00	1/31/2032	—		—	—	—
	—	75,000	(3)	7.21	2/3/2032	—		—	—	—
	—	—		—		125,000	(2)	105,000	—	—
Anya Hamill	—	5,882	(4)	3.17	5/5/2032	—		—	—	—
	—	14,706	(5)	3.17	5/5/2032	—		—	—	—
	—	50,000	(6)	1.53	11/4/2032	—		—	—	—
	—	—		—		7,886	(5)	6,624	—	—
	—	—		—		50,000	(6)	42,000	—	—
Andy Judd	—	100,000	(7)	3.74	4/4/2032	—		—	—	—
	—	—		—		100,000	(7)	84,000	—	—
Paul Hodge, Jr.	—	—		—		—		—	—	—
(1) The market value of unvested awards is calculated by multiplying the number of unvested shares held by the applicable named executive officer by the closing sales price of our common stock on December 31, 2022, the last trading day of the year, which was $0.84.
(2) These awards vest in four equal annual tranches ending January 31, 2026.
(3) These awards vest in four equal annual tranches ending February 3, 2026.
(4) These awards vest on May 5, 2023.
(5) These awards vest in four equal annual tranches ending May 5, 2026.
(6) These awards vest in four equal annual tranches ending November 4, 2026.
(7) These awards vest in four equal annual tranches ending April 4, 2026.

Equity Compensation Plan Information

The following table provides information as of December 31, 2022 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	Number of Shares to be issued upon exercise of outstanding options, and rights (#)	Weighted average exercise price of outstanding options and rights ($) (1)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (2)
Equity Compensation plans approved by security holders	921,657	6.86	788,960
Equity compensation plans not approved by security holders	—	—	—

Total	921,657	6.86	788,960
(1) Reflects the weighted-average exercise prices of outstanding options. There is no exercise price for outstanding RSUs and MSUs.
(2) Consists of 788,960 shares of common stock reserved for issuance under our 2020 Omnibus Incentive Plan. The number of shares reserved for issuance under our 2020 Omnibus Incentive Plan automatically increases on the first day of each fiscal year beginning with the 2021 fiscal year by a number equal to four percent of the shares of common stock outstanding on the final day of the prior calendar year or such smaller number of shares as determined by the Company.

OWNERSHIP OF OUR COMMON STOCK

The following table sets forth information relating to the beneficial ownership of our common stock as of October 2, 2023, by:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;

•	each of our directors and director nominees;

•	each of our NEOs; and

•	all of our current directors and executive officers as a group.

The number of shares beneficially owned by each entity, person, director, or executive officer is determined in accordance with SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power as well as any shares that the individual has the right to acquire within 60 days of October 2, 2023 through the exercise of any stock option or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 9,343,643 shares of our common stock outstanding on October 2, 2023. Shares of our common stock that a person has the right to acquire within 60 days of October 2, 2023 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but not for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Except as set forth below, the address for each beneficial owner listed is c/o Laird Superfood, Inc, 5303 Spine Road, Suite 204, Boulder, Colorado, 80301.

Name of Beneficial Owner	Number of Outstanding Shares Beneficially Owned	Number of Shares Exercisable Within 60 Days	Number of Shares Beneficially Owned	Percent of Class
Directors and Officers
Geoffrey Barker	89,057	—	89,057	*
Patrick Gaston	15,718	—	15,718	*
Greg Graves	18,865	4,647	23,512	*
Anya Hamill	1,342	47,058	48,400	*
Laird Hamilton	676,548	121,040	797,588	8.4%
Andy Judd	18,354	25,000	43,354	*
Grant LaMontagne	15,747	—	15,747	*
Maile Naylor	42,957	4,000	46,957	*
Jason Vieth	36,199	107,810	144,009	1.5%
Paul Hodge, Jr. (1)	—	—	—	—

All current directors and executive officers as a group (9 persons)	905,569	297,055	1,202,624	12.5%
Other 5% Shareholders
Danone Manifesto Ventures, PBC (2)	857,194	—	857,194	9.2%
*Indicates beneficial ownership of less than 1% of the total outstanding stock.

(1) Based on the Company’s records.

(2) Based solely on information contained in a Schedule 13G filed on October 2, 2020. Danone Manifesto Ventures, PBC is a wholly owned subsidiary of Danone North America Public Benefit Corporation, which is a wholly owned subsidiary of Compagnie Gervais Danone S.A., which is a wholly owned subsidiary of Danone S.A. Decisions regarding the voting or disposition of shares held by Danone Manifesto Ventures, PBC are made by the management of Danone Manifesto Ventures, PBC, provided that Danone S.A. may be deemed to share voting and dispositive power with respect to the shares held by Danone Manifesto Ventures, PBC. The address of Danone Manifesto Ventures, PBC and Danone North America Public Benefit Corporation is c/o Danone Manifesto Ventures, PBC, 12 West 21st St., 12th Floor, New York, New York 10010, and the address of Danone S.A. and Compagnie Gervais Danone S.A. is c/o Danone S.A., 17 boulevard Haussmann, 75009 Paris, France.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons who beneficially own more than 10% of our outstanding common stock to file reports of their stock ownership and changes in their ownership of our common stock with the SEC. Based solely on a review of copies of reports filed by the reporting persons furnished to us, and written representations from reporting persons, we believe that the reporting persons complied with all Section 16(a) filing requirements on a timely basis during 2022, other than the following report that was filed late. On July 31, 2022, 2,036 shares of our common stock were withheld upon the vesting of restricted stock units to satisfy tax withholding obligations. The corresponding Form 4 filing, which was due August 2, 2022, was filed on November 2, 2022.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

We adopted a written related person transaction policy, effective upon the closing of our IPO, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), any transaction, arrangement or relationship, or any series of similar transactions, arrangements, or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Types of transactions covered by this policy include, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness, and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

Related Person Transactions

We have not entered into any transactions since January 1, 2021 to which we have been or are to be a participant, in which the amount exceeds $120,000, and in which any of our directors, executive officers, or beneficial owners of more than 5% of any class of our voting securities, or any immediate family member of or person sharing a household with any of the foregoing persons, had or will have a direct or indirect material interest, other than employment relationships with our executive officers and compensation to our directors.

ADDITIONAL INFORMATION

Availability of Certain Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2022 has been posted on the Internet along with this Proxy Statement, each of which is accessible by following the instructions in the Notice of Internet Availability of Proxy Materials. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

We filed our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with the SEC on March 16, 2023. We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, excluding exhibits. Please send a written request to: Chief Financial Officer, Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado 80301.

Householding

Stockholders residing in the same address who hold their stock through a bank or broker may receive only one set of Proxy Materials, including the Notice of Internet Availability of Proxy Materials, in accordance with a notice sent earlier by their bank or broker. This practice of sending only one copy of Proxy Materials, called “householding,” saves us money in printing and distribution costs and reduces the environmental impact of our Annual Meeting. This practice will continue unless instructions to the contrary are received by your bank or broker from one or more of the stockholders within the household.

If you hold your shares in “street name” and reside in a household that received only one copy of the Proxy Materials, you can request to receive a separate copy in the future by following the instructions sent by your bank or broker. If your household receives multiple copies of the Proxy Materials, you may request that only a single set of materials be sent by following the instructions sent by your bank or broker.

Other Matters

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the Proxy Card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this Proxy Statement was printed. It is the intention of the persons named in the Proxy Card to vote in accordance with their best judgment on any such matter.

Stockholder Proposals and Nominations to be Included in Next Year’s Proxy Statement

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may submit proposals for inclusion in our proxy statement for the 2024 Annual Meeting (the “2024 Proxy Statement”). For a proposal to be considered for inclusion in the 2024 Proxy Statement, the stockholder must satisfy the following requirements:

•

the proposal must be submitted in writing to our Corporate Secretary at Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado, 80301, and must be received no later than 120 days before the anniversary date of the distribution of this Proxy Statement (i.e., June 12, 2024) provided, however, that if our 2024 Annual Meeting of Stockholders is held more than 30 days before or 30 days after the one year anniversary of our 2023 Annual Meeting we will announce a new required receipt date.

Stockholders wishing to include director nominees in the Company’s proxy card for the 2024 Annual Meeting must provide written notice to our Corporate Secretary between July 31, 2024 and August 30, 2024, with all the names of the director nominees for whom such stockholder intends to solicit proxies. The notice must also meet all the requirements set forth in Rule 14a-19(b) under the Exchange Act.

Holders of common stock who wish to have proposals submitted for inclusion in the 2024 Proxy Statement should consult the applicable rules and regulations of the SEC with respect to such proposals, including certain information required to be in the proposal, the permissible number and length of proposals and other matters governed by such rules and regulations, and should also consult our amended and restated bylaws.

Other Stockholder Proposals and Nominations for Next Year’s Annual Meeting

For stockholders who wish to present a proposal or nomination before our 2024 Annual Meeting, but do not intend to have their proposal included in the 2024 Proxy Statement, our amended and restated bylaws also provide for notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting other than those to be included in the 2024 Proxy Statement. To be considered timely under these provisions, the stockholder’s notice must be received by the Corporate Secretary at our principal executive offices at the address set forth above between July 31, 2024 and August 30, 2024; provided, however, that if the 2024 Annual Meeting date is held more than 30 days before or more than 60 days after the one year anniversary of our 2023 Annual Meeting, then stockholders must provide notice within other time periods specified in our amended and restated bylaws. Our amended and restated bylaws also specify requirements as to the form and content of a stockholder’s notice.

ANNEX A

REDOMESTICATION RESOLUTIONS

WHEREAS, The Board has considered and discussed with management the merits and risks of approving the conversion of the Company to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with Section 92A.195 of the Nevada Revised Statutes (the “NRS”) and Section 266 of the General Corporation Law of the State of Delaware (the “DGCL”) and the proposed Plan of Conversion attached hereto and incorporated by reference herein as Exhibit A (the “Plan of Conversion”);

WHEREAS, The Plan of Conversion provides, among other things, that the Company will convert from a Delaware corporation to a Nevada corporation (the Company from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 92A.195 of the NRS and Section 266 of the DGCL and the terms and conditions of the Plan of Conversion (the “Conversion”);

WHEREAS, The Plan of Conversion provides, among other things, that, if the Plan of Conversion has not been terminated in accordance with the terms of the Plan of Conversion, the Company shall file a certificate of conversion (the “DE Certificate of Conversion”) with the Secretary of State of the State of Delaware and articles of conversion (the “NV Articles of Conversion”) with the Nevada Secretary of State;

WHEREAS, The Conversion shall become effective upon the filing of the DE Certificate of Conversion and the NV Articles of Conversion or at such later date and time as specified in the DE Certificate of Conversion and the NV Articles of Conversion (the “Effective Time”);

WHEREAS, The Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Company or any other person each share of common stock, par value $0.001 per share, of the Company issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of common stock, par value $0.001 per share, of the Converted Corporation.

WHEREAS, Based upon the information and advice presented by the Company’s management and after discussions and review by the Directors of the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the agreements and other documents relating thereto and taking into consideration a number of factors, the Board desires to (i) approve and declare advisable the Conversion and approve, adopt, and declare advisable the Plan of Conversion, (ii) determine that the Plan of Conversion, and the transactions contemplated thereby, including the Conversion (collectively, the “Transactions”), are advisable and fair to, and in the best interests of, the Company and its stockholders, (iii) direct that these resolutions of the Board approving the Conversion pursuant to and in accordance with applicable law and the Plan of Conversion be submitted to the stockholders of the Company for approval and adoption, (iv) resolve to recommend that the stockholders of the Company approve the adoption of these resolutions of the Board, and (v) approve the following resolutions:

NOW, THEREFORE, BE IT RESOLVED, That the Board hereby (i) approves and declares advisable the Conversion and approves, adopts, and declares advisable the Plan of Conversion, (ii) determines that the Plan of Conversion and the Transactions are advisable and fair to, and in the best interests of, the Company and its stockholders, (iii) directs that these resolutions of the Board be submitted to the stockholders of the Company for adoption, and (iv) recommends that the stockholders of the Company approve the adoption of these resolutions of the Board; and be it further

RESOLVED, That the form, terms, provisions, and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved; and be it further

RESOLVED, That, to the extent applicable to the Company or to the Transactions, the effectuation by the Company of the Plan of Conversion and the Transactions be, and the same hereby are, approved for all purposes under NRS 78.411 through 78.444, inclusive; and be it further

RESOLVED, That notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite stockholder approval of the adoption of these resolutions of the Board and the approval of the Plan of Conversion, including the Conversion, the Board may abandon the Plan of Conversion and the Transactions without further action by the stockholders of the Company, at any time prior to the Effective Time[.]

A-1

ANNEX B

PLAN OF CONVERSION

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Laird Superfood, Inc., a Delaware corporation (the “Delaware Corporation”), to a Nevada corporation (the “Nevada Corporation”), pursuant to the terms of the General Corporation Law of the State of Delaware (as amended, the “DGCL”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

RECITALS:

A. The Delaware Corporation was incorporated on July 3, 2018, upon conversion from an Oregon corporation.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 266 of the DGCL and NRS 92A.195, the Delaware Corporation will be converted to a Nevada Corporation.

C. The Board of Directors of the Delaware Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Delaware Corporation and its stockholders and recommended the approval of the Conversion by the stockholders of the Delaware Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below).

D. The stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

E. In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common Stock, par value $0.001 per share (the “Delaware Common Stock”) of the Delaware Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, par value $0.001 per share (the “Nevada Common Stock”) of the Nevada Corporation.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

ARTICLE I

THE CONVERSION

1.1 Conversion. At the Effective Time (as hereinafter defined), the Delaware Corporation will be converted to the Nevada Corporation, pursuant to, and in accordance with, Section 266 of the DGCL and NRS 92A.195 (the “Conversion”), whereupon the Delaware Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada. The Board and the stockholders of the Delaware Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Delaware Certificate of Conversion and the Nevada Articles of Conversion.

1.2 Certificate of Conversion. The Delaware Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) and shall file articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) and articles of incorporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Nevada Secretary of State, and the Delaware Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the DGCL or the NRS in connection with the Conversion.

1.3 Effective Time. The Conversion will become effective upon the filing of the Delaware Certificate of Conversion with the Delaware Secretary of State and the Nevada Articles of Conversion and Nevada Articles of Incorporation filed with the Nevada Secretary of State or at a such later time as specified in the Delaware Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

B-1

ARTICLE II

ORGANIZATION

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Delaware Corporation or its stockholders, the members of the Board and the officers of the Delaware Corporation holding their respective offices in the Delaware Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

ARTICLE III

EFFECT OF THE CONVERSION

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the DGCL and the NRS. Without limitation of the foregoing, for all purposes of the laws of the State of Delaware and Nevada, all of the rights, privileges, and powers of the Delaware Corporation, and all property, real, personal, and mixed, and all debts due to the Delaware Corporation, as well as all other things and causes of action belonging to the Delaware Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Delaware Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if said debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Delaware Corporation or the stockholders, each share of Delaware Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Delaware Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock.

ARTICLE IV

MISCELLANEOUS

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Delaware Secretary of State, the Delaware Corporation may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware.

B-2

ANNEX C

ARTICLES OF INCORPORATION

OF

LAIRD SUPERFOOD, INC.

ARTICLE I

The name of this corporation is Laird Superfood, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Nevada is 701 South Carson Street, Suite 200, Carson City, Nevada 89701. The name of its registered agent at such address is CT Corporation System.

ARTICLE III

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may hereafter be amended (the “NRS”).

ARTICLE IV

Section 1. The total number of shares of all classes of stock which the Corporation has authority to issue is 105,000,000 shares, consisting of two classes: 100,000,000 shares of Common Stock, $0.001 par value per share (“Common Stock”), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (“Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock and to the extent permitted by the NRS, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation with the power to vote thereon, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.

Section 2. The Corporation’s Board of Directors (the “Board of Directors”) is authorized, subject to any limitations prescribed by the law of the state of Nevada, by resolution or resolutions adopted from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the applicable law of the State of Nevada (the “Certificate of Designation”), to establish from time to time the number of shares to be included in each such series, to fix the designation, vesting, powers (including voting powers), preferences and relative, participating, optional or other rights (and the qualifications, limitations or restrictions thereof) of the shares of each such series and to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any such series.

Section 3. Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article IV, (i) any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and (ii) any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock or any future class or series of Preferred Stock or Common Stock.

Section 4. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to these Articles of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to these Articles of Incorporation (including any Certificate of Designation relating to any series of Preferred Stock). There shall be no cumulative voting.

Section 5. Dividends may be declared and paid on the Common Stock if, as and when determined by the Board of Directors, subject to any preferential dividend or other rights of any then outstanding Preferred Stock and to the requirements of applicable law.

Section 6. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them, subject to any preferential or other rights of any then outstanding Preferred Stock.

ARTICLE V

Section 1. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as otherwise provided by law. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the Bylaws of the Corporation (the “Bylaws”), the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 2. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the total number of directors constituting the whole Board of Directors shall be fixed from time to time exclusively by resolution adopted by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws.

Section 3. Subject to the rights of the holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the next succeeding annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director shall initially serve for a term expiring at the Corporation’s first annual meeting of stockholders following the date the Common Stock is first publicly traded; provided, further, that the term of each director shall continue until the election and qualification of his or her successor, subject to his or her earlier death, resignation or removal.

Section 4. Subject to the rights of the holders of any series of Preferred Stock then outstanding and except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to these Articles of Incorporation, directors of the Corporation may be removed from office, with or without cause, by the affirmative vote of the holders of at least two-thirds of the voting power in outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

Section 5. Subject to the rights of the holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office for a term ending on the date of the next succeeding annual meeting of stockholders following such director’s election; provided that the term of such director shall continue until the election and qualification of his or her successor, subject to his or her earlier death, resignation or removal.

Section 6. During any period when the holders of any series of Preferred Stock, voting separately as a series or together with one or more series, have the right to elect additional directors, then upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such specified number of directors, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions, and (ii) each such additional director shall serve until such director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise expressly provided in any Certificate of Designation designating any series of Preferred Stock, whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to the provisions of such stock, the terms of office of all such additional directors elected by the holders of such stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such director thereupon shall cease to be qualified as, and shall cease to be, a director) and the total authorized number of directors of the Corporation shall be reduced accordingly.

Section 7. Subject to the rights of the holders of any series of Preferred Stock, advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws.

[Section 8. Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article V.] [ARTICLE V, SECTION 8 TO BE REMOVED IF STOCKHOLDERS APPROVE PROPOSAL NO. 3]

ARTICLE VI

Section 1. No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or together with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable Certificate of Designation relating to such series of Preferred Stock.

[Section 2. Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VI.] [ARTICLE VI, SECTION 2 TO BE REMOVED IF STOCKHOLDERS APPROVE PROPOSAL NO. 3]

ARTICLE VII

Section 1. Subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders for any purpose or purposes may be called at any time only by the Board of Directors, the chairperson of the Board of Directors, or the chief executive officer or president (in the absence of a chief executive officer) of the Corporation, and may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to the purpose or purposes stated in the notice of meeting.

[Section 2. Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VII.] [ARTICLE VII, SECTION 2 TO BE REMOVED IF STOCKHOLDERS APPROVE PROPOSAL NO. 3]

ARTICLE VIII

Section 1. In furtherance and not in limitation of the powers conferred upon it by the NRS, and subject to the terms of any series of Preferred Stock, the Board of Directors shall have the power to adopt, amend, alter or repeal the Bylaws. The stockholders may not adopt, amend, alter or repeal the Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by law and these Articles of Incorporation, by the affirmative vote of the holders of [at least two-thirds in] [BRACKETED WORDS TO BE REPLACED WITH “a majority of the” IF STOCKHOLDERS APPROVE PROPOSAL NO. 3] voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

[Section 2. Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article VIII.] [ARTICLE VIII, SECTION 2 TO BE REMOVED IF STOCKHOLDERS APPROVE PROPOSAL NO. 3]

ARTICLE IX

Section 1. The liability of directors and officers of the Corporation shall be eliminated or limited to the fullest extent permitted by law. If the NRS or any other law of the State of Nevada is hereafter amended to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS or such other law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

Section 2. The Corporation, to the fullest extent permitted under by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

Section 3. The Corporation, to the fullest extent permitted under by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), may indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, or his or her testator or intestate, is or was an employee or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as an employee or agent at the request of the Corporation or any predecessor to the Corporation.

Section 4. Neither any amendment nor repeal of this Article IX, nor the adoption by amendment of these Articles of Incorporation of any provision inconsistent with this Article IX, shall eliminate, reduce or otherwise adversely affect the effect of this Article IX in respect of any matter occurring, or any action or proceeding accruing or arising, prior to (or that, but for this Article IX, would accrue or arise), or any matter otherwise existing at the time of, such amendment, repeal or adoption of such an inconsistent provision.

Section 5. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article IX.

ARTICLE X

Section 1. [Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery in the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law or these Articles of Incorporation or the Bylaws (as either may be amended from time to time), or as to which the Delaware General Corporation Law confers exclusive jurisdiction on the Court of Chancery of the State of Delaware, (iv) any action to interpret, apply, enforce or determine the validity of these Articles of Incorporation or the Bylaws, or (v) any action asserting a claim governed by the internal affairs doctrine, except for, as to each of (i) through (v) above, any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction; provided that if and only if the Court of Chancery of the State of Delaware dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Delaware.] [BRACKETED SENTENCE TO BE REPLACED WITH THE FOLLOWING IF STOCKHOLDERS APPROVE PROPOSAL NO. 3: “Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (the “Nevada Court”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation, its directors, officers or employees arising pursuant to any provision of the NRS or these Articles of Incorporation or the Bylaws, (iv) any action to interpret, apply, enforce or determine the validity of these Articles of Incorporation or the Bylaws, or (v) any action asserting a claim against the Corporation, its directors, officers or employees governed by the internal affairs doctrine. Notwithstanding the foregoing, the Nevada Court shall not be the sole and exclusive forum for any of the following actions: (A) as to which the Nevada Court determines that there is an indispensable party not subject to the jurisdiction of the Nevada Court (and the indispensable party does not consent to the personal jurisdiction of the Nevada Court within ten days following such determination), (B) which is vested in the exclusive jurisdiction of a court or forum other than the Nevada Court, or (C) for which the Nevada Court does not have subject matter jurisdiction; provided that if and only if the Nevada Court dismisses any such action for lack of subject matter jurisdiction, such action may be brought in another state or federal court sitting in the State of Nevada.”] Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. For the avoidance of doubt, nothing in this Article X shall preclude the filing of claims in the federal district courts of the United States of America under the Securities Exchange Act of 1934, as amended, or any successor thereto, or any other claims for which the federal district courts of the United States of America have exclusive jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and, to the fullest extent permitted by law, to have consented to the provisions of this Article X.

[Section 2. Notwithstanding any other provisions of law, these Articles of Incorporation or the Bylaws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article X.] [ARTICLE X, SECTION 2 TO BE REMOVED IF STOCKHOLDERS APPROVE PROPOSAL NO. 3]

ARTICLE XI

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to the Corporation or to any acquisition of any shares of the Corporation’s capital stock.

ARTICLE XII

If any provision of these Articles of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then (i) such provision shall nonetheless be enforced to the maximum extent possible consistent with such holding, (ii) the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby, and (iii) the remaining provisions of these Articles of Incorporation (including, without limitation, each portion of any section of these Articles of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall remain in full force and effect.

ARTICLE XIII

Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the NRS and these Articles of Incorporation, and all rights conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.

* * *

ANNEX D

BYLAWS

OF

LAIRD SUPERFOOD, INC.

ARTICLE I

CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The address of the registered office of Laird Superfood, Inc. (the “Corporation”) in the State of Nevada, and the name of its registered agent at such address, shall be fixed in the Corporation’s articles of incorporation, as the same may be amended and/or restated from time to time (the “articles of incorporation”).

1.2 OTHER OFFICES

The Corporation may have other offices at any place or places, either within or outside the State of Nevada, as the Corporation’s board of directors (the “Board”) may from time to time establish or as the business of the Corporation may from time to time require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at such place, if any, within or outside the State of Nevada, designated by the Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Nevada Revised Statutes (as amended from time to time, “NRS”) 78.320(4) and any other applicable part of NRS Chapter 78 or any successor provision thereto. In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

2.2 ANNUAL MEETING.

The Board shall designate the date and time of the annual meeting. At the annual meeting, directors shall be elected and other proper business properly brought before the meeting in accordance with Section 2.4 of these bylaws may be transacted.

2.3 SPECIAL MEETING.

Subject to the rights of the holders of any series of preferred stock, a special meeting of the stockholders may be called at any time by the Board, the chairperson of the Board, or the chief executive officer or president (in the absence of a chief executive officer) of the Corporation, and may not be called by any other person or persons.

No business may be transacted at any special meeting of stockholders other than the business specified in the notice of such meeting. Nothing contained in this Section 2.3 shall be construed as limiting, fixing or otherwise affecting the time when a meeting of stockholders called by action of the Board may be held.

2.4 ADVANCE NOTICE PROCEDURES FOR BUSINESS BROUGHT BEFORE A MEETING.

(a) At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in a notice of meeting given by or at the direction of the Board or a duly authorized committee of the Board, (ii) if not specified in a notice of meeting, otherwise brought before the meeting by or at the direction of the Board, a duly authorized committee of the Board or the person presiding over the meeting, or (iii) otherwise properly brought before the meeting by a stockholder present in person who (A)(1) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.4 and at the time of the meeting, (2) is entitled to vote at the meeting and (3) has complied with this Section 2.4 in all applicable respects, or (B) properly made such proposal in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (as so amended and inclusive of such rules and regulations, the “Exchange Act”), which proposal has been included in the proxy statement for the annual meeting. Unless otherwise required by law, if the stockholder is not present in person to present the proposed business, such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The foregoing clause (iii) of this Section 2.4(a) shall be the exclusive means for a stockholder to propose business to be brought before an annual meeting of the stockholders. The only matters that may be brought before a special meeting are the matters specified in the notice of meeting given by or at the direction of the person calling the meeting pursuant to Section 2.3 of these bylaws, and subject to any rights of holders of preferred stock, stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. For purposes of this Section 2.4, “present in person” shall mean that the stockholder proposing that the business be brought before the annual meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such annual meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at such meeting of stockholders. Stockholders seeking to nominate persons for election to the Board must comply with Section 2.5 of these bylaws, and this Section 2.4 shall not be applicable to nominations for election to the Board except as expressly provided in Section 2.5 of these bylaws.

(b) Without qualification, for business to be properly brought before an annual meeting by a stockholder, the stockholder must (i) provide Timely Notice (as defined below) thereof in writing and in proper form to the secretary of the Corporation and (ii) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.4. To be timely, a stockholder’s notice must be delivered to, or mailed and received by the secretary of the Corporation at, the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, to be timely, notice by the stockholder must be so delivered, or mailed and received by the secretary of the Corporation not later than the close of business on the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(h) of these bylaws) of the date of such annual meeting was first made by the Corporation (such notice within such time periods, “Timely Notice”). In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of Timely Notice as described above.

(c) To be in proper form for purposes of this Section 2.4, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i)

As to each Proposing Person (as defined below), (A) the name and address of such Proposing Person (including, if applicable, the name and address that appear on the Corporation’s books and records); (B) the number of shares of each class or series of stock of the Corporation that are, directly or indirectly, owned of record or beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by such Proposing Person, except that such Proposing Person shall in all events be deemed to beneficially own any shares of any class or series of stock of the Corporation as to which such Proposing Person has a right to acquire beneficial ownership at any time in the future; and (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at the meeting and intends to be present in person at the meeting to propose such business (the disclosures to be made pursuant to the foregoing clauses (A)–(C) are referred to as “Stockholder Information”);

(ii)

As to each Proposing Person, (A) the full notional amount of any securities that, directly or indirectly, underlie any “derivative security” (as such term is defined in Rule 16a-1(c) under the Exchange Act) that constitutes a “call equivalent position” (as such term is defined in Rule 16a-1(b) under the Exchange Act) (“Synthetic Equity Position”) and that is, directly or indirectly, held or maintained by such Proposing Person with respect to any shares of any class or series of stock of the Corporation; provided that, for the purposes of the definition of “Synthetic Equity Position,” the term “derivative security” shall also include any security or instrument that would not otherwise constitute a “derivative security” as a result of any feature that would make any conversion, exercise or similar right or privilege of such security or instrument becoming determinable only at some future date or upon the happening of a future occurrence, in which case the determination of the amount of securities into which such security or instrument would be convertible or exercisable shall be made assuming that such security or instrument is immediately convertible or exercisable at the time of such determination; and, provided, further, that any Proposing Person satisfying the requirements of Rule 13d-1(b)(1) under the Exchange Act (other than a Proposing Person that so satisfies Rule 13d-1(b)(1) under the Exchange Act solely by reason of Rule 13d-1(b)(1)(ii)(E)) shall not be deemed to hold or maintain the notional amount of any securities that underlie a Synthetic Equity Position held by such Proposing Person as a hedge with respect to a bona fide derivatives trade or position of such Proposing Person arising in the ordinary course of such Proposing Person’s business as a derivatives dealer, (B) any rights to dividends on the shares of any class or series of stock of the Corporation owned beneficially by such Proposing Person that are separated or separable from the underlying shares of the Corporation, (C)(x) if such Proposing Person is (i) a general or limited partnership, syndicate or other group, the identity of each general partner and each person who functions as a general partner of the general or limited partnership, each member of the syndicate or group and each person controlling the general partner or member, (ii) a corporation or a limited liability company, the identity of each officer and each person who functions as an officer of the corporation or limited liability company, each person controlling the corporation or limited liability company and each officer, director, general partner and person who functions as an officer, director or general partner of any entity ultimately in control of the corporation or limited liability company or (iii) a trust, any trustee of such trust (each such person or persons set forth in the preceding clauses (i), (ii) and (iii), a “Responsible Person”), any fiduciary duties owed by such Responsible Person to the equity holders or other beneficiaries of such Proposing Person and any material interests or relationships of such Responsible Person that are not shared generally by other record holders or beneficial owners of the shares of any class or series of stock of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, and (y) if such Proposing Person is a natural person, any material interests or relationships of such natural person that are not shared generally by other record holders or beneficial owners of the shares of any class or series of stock of the Corporation and that reasonably could have influenced the decision of such Proposing Person to propose such business to be brought before the meeting, (D) any material shares or any Synthetic Equity Position in any principal competitor of the Corporation in any principal industry of the Corporation held by such Proposing Persons, (E) a summary of any material discussions regarding the business proposed to be brought before the meeting (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other record holders or beneficial owners of the shares of any class or series of stock of the Corporation (including their names), (F) any material pending or threatened legal proceeding in which such Proposing Person is a party or material participant involving the Corporation or any of its officers or directors, or any affiliate of the Corporation, (G) any other material relationship between such Proposing Person, on the one hand, and the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation, on the other hand, (H) any direct or indirect material interest in any material contract or agreement of such Proposing Person with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement), (I) a representation whether such Proposing Person intends or is part of a group which intends to deliver a proxy statement or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or otherwise solicit proxies from stockholders in support of such proposal, and (J) any other information relating to such Proposing Person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies or consents by such Proposing Person in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act (the disclosures to be made pursuant to the foregoing clauses (A) through (J) are referred to as “Disclosable Interests”); provided, however, that Disclosable Interests shall not include any such disclosures with respect to the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner; and

(iii)

As to each item of business that a Proposing Person proposes to bring before the annual meeting, (A) a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of each Proposing Person, (B) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment), (C) a reasonably detailed description of all agreements, arrangements and understandings (x) between or among any of the Proposing Persons or (y) between or among any Proposing Person and any other person or entity (including their names) in connection with the proposal of such business by such stockholder and (D) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Section 14(a) of the Exchange Act; provided, however, that the disclosures required by this paragraph (c)(iii) shall not include any disclosures with respect to any broker, dealer, commercial bank, trust company or other nominee who is a Proposing Person solely as a result of being the stockholder directed to prepare and submit the notice required by these bylaws on behalf of a beneficial owner.

(d) For purposes of this Section 2.4, the term “Proposing Person” shall mean (i) the stockholder of record providing the notice of business proposed to be brought before an annual meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the business proposed to be brought before the annual meeting is made, and (iii) any participant (as defined in paragraphs (a)(ii)-(vi) of Instruction 3 to Item 4 of Schedule 14A) with such stockholder in such solicitation.

(e) A Proposing Person shall update and supplement its notice to the Corporation of its intent to propose business at an annual meeting, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.4 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any proposal or to submit any new proposal, including by changing or adding matters, business or resolutions proposed to be brought before a meeting of the stockholders.

(f) Notwithstanding anything in these bylaws to the contrary and except as otherwise expressly provided in any applicable rule or regulation promulgated under the Exchange Act, no business shall be conducted at an annual meeting that is not properly brought before the meeting in accordance with this Section 2.4. The person presiding over the meeting shall, if the facts warrant, determine that the business was not properly brought before the meeting in accordance with this Section 2.4, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

(g) This Section 2.4 is expressly intended to apply to any business proposed to be brought before an annual meeting of stockholders, other than any proposal made in accordance with Rule 14a-8 under the Exchange Act and included in the Corporation’s proxy statement. In addition to the requirements of this Section 2.4 with respect to any business proposed to be brought before an annual meeting, each Proposing Person shall comply with all applicable requirements of the Exchange Act with respect to any such business. The foregoing notice requirements of this Section 2.4 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Nothing in this Section 2.4 shall be deemed to affect the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

(h) For purposes of these bylaws, “public disclosure” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

2.5 ADVANCE NOTICE PROCEDURES FOR NOMINATIONS OF DIRECTORS.

(a) Nominations of any person for election to the Board at an annual meeting or, if the election of directors is a matter specified in any notice of special meeting given by or at the direction of the person calling such meeting pursuant to Section 2.3 of these bylaws, at a special meeting, may be made at such meeting only (i) by or at the direction of the Board, including by any committee of the Board or persons duly authorized to do so by the Board or these bylaws, or (ii) by a stockholder present in person who (A) was a record owner of shares of the Corporation both at the time of giving the notice provided for in this Section 2.5 and at the time of the meeting, (B) is entitled to vote at the meeting and (C) has complied with this Section 2.5 as to such notice and nomination. Unless otherwise required by law, if the stockholder is not present in person to present a nomination, such nomination shall be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation. The foregoing clause (ii) of this Section 2.5(a) shall be the exclusive means for a stockholder to make any nomination of a person or persons for election to the Board at any meeting of stockholders. For purposes of this Section 2.5, “present in person” shall mean that the stockholder proposing that the business be brought before the meeting of the Corporation, or a qualified representative of such proposing stockholder, appear at such meeting. A “qualified representative” of such proposing stockholder shall be a duly authorized officer, manager or partner of such stockholder or any other person authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at such meeting of stockholders.

(b)(i)

Without qualification, for a stockholder to make any nomination of a person or persons for election to the Board at an annual meeting, the stockholder must (A) provide Timely Notice (as defined in Section 2.4(b) of these bylaws) thereof in writing and in proper form to the secretary of the Corporation, (B) provide the information, agreements and questionnaires with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5.

(ii)

Without qualification, if the election of directors is a matter specified in the notice of special meeting given by or at the direction of the person calling such special meeting pursuant to Section 2.3 of these bylaws, then for a stockholder to make any nomination of a person or persons for election to the Board as specified in the notice of the special meeting, the stockholder must (A) provide timely notice thereof in writing and in proper form to the secretary of the Corporation, (B) provide the information, agreements and questionnaires with respect to such stockholder and its proposed nominee as required by this Section 2.5, and (C) provide any updates or supplements to such notice at the times and in the forms required by this Section 2.5. To be timely, a stockholder’s notice for nominations to be made at a special meeting must be delivered to, or mailed and received by the secretary of the Corporation at, the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which public disclosure (as defined in Section 2.4(h) of these bylaws) of the date of such special meeting was first made.

(iii)

In no event shall any adjournment or postponement of an annual meeting or special meeting or the announcement thereof commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(iv)

In no event may a Nominating Person (as defined below) provide notice with respect to a greater number of director candidates than are subject to election by stockholders at the applicable meeting. If the Corporation shall, subsequent to any notice given by a Nominating Person pursuant to the foregoing paragraphs (i) or (ii) of this Section 2.5(b), increase the number of directors subject to election at the applicable meeting, such notice as to any additional nominees shall be due on the later of (x) the conclusion of the time period for providing Timely Notice (if such notice is being given pursuant to paragraph (i) of this Section 2.5(b)) or the conclusion of the time period specified in paragraph (ii) of this Section 2.5(b) (if such notice is being given pursuant to such paragraph) and (y) the tenth (10th) day following the date of public disclosure (as defined in Section 2.4(h) of these bylaws) of such increase.

(c) To be in proper form for purposes of this Section 2.5, a stockholder’s notice to the secretary of the Corporation shall set forth:

(i)

As to each Nominating Person, the Stockholder Information (as defined in Section 2.4(c)(i) of these bylaws) except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(i);

(ii)

As to each Nominating Person, any Disclosable Interests (as defined in Section 2.4(c)(ii) of these bylaws), except that for purposes of this Section 2.5, the term “Nominating Person” shall be substituted for the term “Proposing Person” in all places it appears in Section 2.4(c)(ii), and the disclosures with respect to the business to be brought before the meeting in Section 2.4(c)(iii) shall be made with respect to the nomination of each person for election as a director at the meeting;

(iii)

As to each person whom a Nominating Person proposes to nominate for election as a director, (A) all information with respect to such proposed nominee that would be required to be set forth in a stockholder’s notice pursuant to this Section 2.5 if such proposed nominee were a Nominating Person, (B) all information relating to such proposed nominee that is required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14(a) under the Exchange Act, (C) a description of any direct or indirect material interest in any material contract or agreement between or among any Nominating Person, on the one hand, and each proposed nominee or any other participants in such solicitation, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 under Regulation S-K if such Nominating Person were the “registrant” for purposes of such rule and the proposed nominee were a director or executive officer of such registrant, and (D) a completed and signed questionnaire, representation and agreement as provided in Section 2.5(f), and (E) a written consent of such person to being named in the Corporation’s proxy statement as a nominee of the Nominating Person and to serving as a director if elected; and

(iv)

The Corporation may require any proposed nominee to furnish such other information (A) as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines or (B) that could be material to a reasonable stockholder’s understanding of the independence or lack of independence of such proposed nominee.

(d) For purposes of this Section 2.5, the term “Nominating Person” shall mean (i) the stockholder of record providing the notice of the nomination proposed to be made at the meeting, (ii) the beneficial owner or beneficial owners, if different, on whose behalf the notice of the nomination proposed to be made at the meeting is made, and (iii) any other participant in such solicitation.

(e) A stockholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.5 shall be true and correct as of the record date for stockholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) business days after the record date for stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any adjournment or postponement thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof). For the avoidance of doubt, the obligation to update and supplement as set forth in this paragraph or any other section of these bylaws shall not limit the Corporation’s rights with respect to any deficiencies in any notice provided by a stockholder, extend any applicable deadlines hereunder or enable or be deemed to permit a stockholder who has previously submitted notice hereunder to amend or update any nomination or to submit any new nomination.

(f) To be eligible to be a nominee for election as a director of the Corporation at an annual or special meeting, a candidate must be nominated in the manner prescribed in this Section 2.5 and must deliver (in accordance with the time period prescribed for delivery in a notice to such proposed nominee given by or on behalf of the Board), to the secretary of the Corporation at the principal executive offices of the Corporation, (i) a completed written questionnaire (in the form provided by the Corporation) with respect to the background, qualifications, stock ownership and independence of such proposed nominee, and (ii) a written representation and agreement (in the form provided by the Corporation) that such proposed nominee (A) is not and, if elected as a director during his or her term of office, will not become a party to (1) any agreement, arrangement or understanding with, and has not given and will not give any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Corporation, with such proposed nominee’s fiduciary duties under applicable law, (B) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation or reimbursement for service as a director of the Corporation that has not been disclosed to the Corporation, and (C) if elected as a director of the Corporation, will comply with all applicable corporate governance, conflict of interest, confidentiality, stock ownership and trading and other policies and guidelines of the Corporation applicable to directors and in effect during such person’s term in office as a director (and, if requested by any proposed nominee, the secretary of the Corporation shall provide to such proposed nominee all such policies and guidelines then in effect).

(g) The Board may also require any proposed candidate for nomination as a Director to furnish such other information as may reasonably be requested by the Board in writing prior to the meeting of stockholders at which such candidate’s nomination is to be acted upon in order for the Board to determine the eligibility of such candidate for nomination to be an independent director of the Corporation in accordance with the Corporation’s Corporate Governance Guidelines.

(h) In addition to the requirements of this Section 2.5 with respect to any nomination proposed to be made at a meeting, each Nominating Person shall comply with all applicable requirements of the Exchange Act with respect to any such nominations.

(i) No proposed nominee shall be eligible for nomination as a director of the Corporation unless such proposed nominee and the Nominating Person seeking to place such proposed nominee’s name in nomination have complied with this Section 2.5, as applicable. The person presiding over the meeting shall, if the facts warrant, determine that a nomination was not properly made in accordance with this Section 2.5, and if he or she should so determine, he or she shall so declare such determination to the meeting, the defective nomination shall be disregarded and any ballots cast for the proposed nominee in question (but in the case of any form of ballot listing other qualified nominees, only the ballots case for the nominee in question) shall be void and of no force or effect.

(j) Notwithstanding anything in these bylaws to the contrary, no candidate for nomination at an annual or special meeting shall be eligible to be seated as a director of the Corporation unless nominated and elected in accordance with this Section 2.5

2.6 NOTICE OF STOCKHOLDERS’ MEETINGS.

Unless otherwise provided by law, the articles of incorporation or these bylaws, the notice of any meeting of stockholders shall be given in accordance with either Section 2.7 or Section 8.1 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting. The notice shall specify the place, if any, date and hour of the meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.7 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

Notice of any meeting of stockholders shall be deemed given:

(a) if mailed, when deposited in the U.S. mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records;

(b) if delivered by courier service, the earlier of when the notice is received or left at the stockholder’s address as it appears on the Corporation’s records; or

(c) if electronically transmitted, as provided in Section 8.1 of these bylaws.

An affidavit of the secretary or an assistant secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.8 QUORUM.

Unless otherwise provided by law, the articles of incorporation or these bylaws, the holders of a majority in voting power of the capital stock of the Corporation issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. Where a separate vote by class or series is required on a matter, the holders of a majority in voting power of such class or series issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, shall constitute a quorum for such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, a quorum is not present or represented at any meeting of the stockholders, then either (a) the person presiding over the meeting or (b) a majority in voting power of the stockholders entitled to vote at the meeting, present in person, or by remote communication, if applicable, or represented by proxy, shall have the power to adjourn the meeting from time to time in the manner provided in Section 2.9 of these bylaws until a quorum is present or represented.

2.9 ADJOURNMENTS, POSTPONEMENTS AND CANCELLATION OF MEETING.

Any meeting of stockholders, annual or special, may be adjourned or postponed from time to time by the person presiding over such meeting or by the Board, without the need for approval thereof by stockholders to reconvene or convene, respectively, at the same or some other place. When a meeting is adjourned or postponed, notice need not be given of the adjourned or postponed meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned or postponed meeting are announced at the meeting at which the adjournment is taken or, with respect to a postponed meeting, are publicly announced. At any adjourned or postponed meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment or postponement is for more than thirty (30) days, a notice of the adjourned or postponed meeting shall be given to each stockholder of record entitled to vote at the meeting. If, after the adjournment or postponement, a new record date for determination of stockholders entitled to vote is fixed for the adjourned or postponed meeting, the Board shall fix a new record date for notice of such adjourned or postponed meeting, and shall give notice of the adjourned or postponed meeting to each stockholder of record entitled to vote at such adjourned or postponed meeting as of the record date so fixed for notice of such adjourned or postponed meeting. Any previously scheduled annual or special meeting of the stockholders may be canceled by resolution of the Board.

2.10 CONDUCT OF BUSINESS.

Meetings of stockholders shall be presided over by the chairperson of the Board, if any, or in his or her absence by the chief executive officer, or in the absence of the foregoing persons by the president, or in the absence of the foregoing persons by a chairperson designated by the Board. The secretary of the Corporation shall act as secretary of the meeting, but in his or her absence and the absence of any assistant secretary, the chairperson of the meeting may appoint any person to act as secretary of the meeting. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be determined by the Board or the person presiding over the meeting and announced at the meeting by the person presiding over the meeting. The Board may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate, including rules and regulations regarding stockholder participation by remote communication. Except to the extent inconsistent with such rules and regulations as adopted by the Board, the person presiding over any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures (which need not be in writing) and to do all such acts as, in the judgment of such presiding person, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the person presiding over the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present (including, without limitation, rules and procedures for the removal of disruptive persons from the meeting); (c) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the person presiding over the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (e) limitations on the time allotted to questions or comments by participants. The person presiding over any meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting (including, without limitation, determinations with respect to the administration and/or interpretation of any of the rules, regulations or procedures of the meeting, whether adopted by the Board or prescribed by the person presiding over the meeting), shall, if the facts warrant, determine and declare to the meeting that a matter or business was not properly brought before the meeting and, if such presiding person should so determine, such presiding person shall so declare to the meeting, and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board or the person presiding over the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

2.11 VOTING.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.13 of these bylaws.

Except as may be otherwise provided in the articles of incorporation, each stockholder shall be entitled to one (1) vote for each share of capital stock held by such stockholder. Voting at meetings of stockholders need not be by written ballot.

At any duly called or convened meeting of stockholders at which a quorum is present, for the election of directors, a plurality of the votes cast shall be sufficient to elect a director. All other elections and questions presented to the stockholders at a duly called or convened meeting at which a quorum is present shall, unless a different or minimum vote is required by the articles of incorporation, these bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities (in which case such different or minimum vote shall be the applicable vote on the matter), be decided by the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on such matter by the holders entitled to vote thereon.

2.12 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders; provided, however, that any action required or permitted to be taken by the holders of preferred stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designation relating to such series of preferred stock.

2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of capital stock, or for the purpose of any other lawful action, the Board may fix a record date, which shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Unless otherwise restricted by the articles of incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board, (i) when no prior action of the Board is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board is required by law, the record date for such purpose shall be at the close of business on the day on which the Board adopts the resolution taking such prior action.

2.14 PROXIES.

Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law to be filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after six (6) months from its date, unless the proxy provides for a longer period, which may not exceed seven (7) years. A proxy shall be irrevocable if it states on its face that it is irrevocable and if, and only for so long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering an instrument in writing stating that the proxy is revoked or by filing another proxy bearing a later date with the secretary of the Corporation. A proxy may be in the form of a telegram, cablegram or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram or other means of electronic transmission was authorized by the stockholder.

2.15 LIST OF STOCKHOLDERS ENTITLED TO VOTE.

The Corporation shall prepare, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the date of the meeting), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the Corporation’s principal executive office. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Except as otherwise provided by law, the stock ledger shall be the only evidence as to the identity of the stockholders entitled to vote in person or by proxy and the number of shares held by each of them, and as to the stockholders entitled to examine the list of stockholders required by this Section 2.15.

2.16 INSPECTORS OF ELECTION.

Before any meeting of stockholders, the Corporation may, and shall if required by law, appoint an inspector or inspectors of election to act at the meeting or its adjournment or postponement and make a written report thereof. The number of inspectors shall be either one (1) or three (3). The Corporation may also designate one or more persons to act as alternate inspectors to replace any inspector who fails or refuses to act. If any person appointed as inspector and such person’s designated alternate, if any, fails to appear or fails or refuses to act, then the person presiding over the meeting shall appoint a person to fill that vacancy. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Such inspectors shall have the duties prescribed by law. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspector(s) of election is prima facie evidence of the facts stated therein. The inspector(s) of election may appoint such persons to assist them in performing their duties as they determine.

ARTICLE III

DIRECTORS

3.1 POWERS.

Except as provided in the NRS or the articles of incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board.

3.2 NUMBER OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of preferred stock of the Corporation then outstanding to elect additional directors under specified circumstances, the total number of directors constituting the whole Board shall be fixed from time to time exclusively by resolution of the Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

Except as provided in Section 3.4 of these bylaws, each director, including, without limitation, a director elected to fill a vacancy or newly created directorship, shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the articles of incorporation or these bylaws. The Corporation may also have, at the discretion of the Board, a chairperson of the Board and a vice chairperson of the Board. The articles of incorporation or these bylaws may prescribe other qualifications for directors.

3.4 RESIGNATION AND VACANCIES.

Any director may resign at any time upon notice given in writing or by electronic transmission to the chairperson of the Board or the Corporation’s chief executive officer, president or secretary. The resignation shall take effect at the time specified therein or upon the happening of an event specified therein, and if no time or event is specified, at the time of its receipt. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. When one or more directors so resigns and the resignation is effective at a future date or upon the happening of an event to occur on a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the articles of incorporation or these bylaws, and subject to the rights of the holders of any series of preferred stock, any vacancy on the Board, or any newly created directorship resulting from an increase in the authorized number of directors, shall, in each case, be filled only by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director appointed in accordance with the preceding sentence shall hold office until the next annual meeting of stockholders and until such director’s successor shall have been elected and qualified. A vacancy on the Board shall be deemed to exist in the case of the death, removal or resignation of any director.

3.5 PLACE OF MEETINGS; MEETING BY TELEPHONE.

The Board may hold meetings, both regular and special, either within or outside the State of Nevada.

Unless otherwise restricted by the articles of incorporation or these bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting pursuant to this bylaw shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board; provided that any director who is absent when such determination is made shall be given notice of the determination. A regular meeting of the Board may be held without notice immediately after and at the same place as the annual meeting of stockholders.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board for any purpose or purposes may be held at any time and place as determined by the chairperson of the Board, the chief executive officer, the president or a majority of the directors then in office.

Notice of the time and place of special meetings shall be:

(a) delivered personally by hand, by courier or by telephone;

(b) sent by United States first-class mail, postage prepaid;

(c) sent by facsimile; or

(d) sent by electronic mail, electronic transmission or other similar means,

in each case, directed to each director at that director’s address, telephone number, facsimile number or electronic mail or other electronic address, as the case may be, as shown on the Corporation’s records.

If the notice is (a) delivered personally by hand, by courier or by telephone, (b) sent by facsimile or (c) sent by electronic mail, electronic transmission or other similar means, it shall be delivered or sent at least twenty-four (24) hours before the time of the holding of the meeting. If the notice is sent by U.S. mail, it shall be deposited in the U.S. mail at least four (4) days before the time of the holding of the meeting. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

3.8 QUORUM.

At all meetings of the Board, a majority of the number of directors fixed by the Board pursuant to Section 3.2 of these bylaws shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the articles of incorporation or these bylaws. If a quorum is not present at any meeting of the Board, then a majority of the directors present thereat may adjourn the meeting from time to time, without further notice other than announcement at the meeting, until a quorum is present.

3.9 BOARD ACTION BY CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the articles of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission. After the action is taken, the writing or writings or electronic transmission or transmissions shall be filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the articles of incorporation or these bylaws, the Board shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

3.11 REMOVAL OF DIRECTORS.

Subject to the rights of the holders of the shares of any series of preferred stock of the Corporation then outstanding, the entire Board or any individual director may be removed from office, with or without cause, by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of capital stock of the Corporation entitled to vote at an election of directors.

ARTICLE IV

COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board may designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board may designate one (1) or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board or in these bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (b) adopt, amend or repeal any bylaw of the Corporation. Notwithstanding anything to the contrary contained in this Article IV, the resolution of the Board establishing any committee of the Board and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these bylaws and, to the extent that there is any inconsistency between these bylaws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:

(a) Section 3.5 of these bylaws (place of meetings and meetings by telephone);

(b) Section 3.6 of these bylaws (regular meetings);

(c) Section 3.7 of these bylaws (special meetings and notice);

(d) Section 3.8 of these bylaws (quorum);

(e) Section 3.9 of these bylaws (action without a meeting); and

(f) Section 7.12 of these bylaws (waiver of notice),

in each case, with such changes in the context of those bylaws as are necessary to substitute the committee and its members for the Board and its members. However:

(i)	the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

(ii)	special meetings of committees may be called by resolution of the committee or resolution of the Board; and

(iii)	notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.

ARTICLE V

OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall include a chief executive officer and a secretary. The Corporation may also have, at the discretion of the Board, a chairperson of the Board (who must be a director), a vice chairperson of the Board (who must be a director), a president, a chief financial officer, a treasurer, one (1) or more vice presidents, one (1) or more assistant vice presidents, one (1) or more assistant treasurers, one (1) or more assistant secretaries, and any such other officers as may be appointed in accordance with the provisions of these bylaws. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS; SUBORDINATE OFFICERS.

The Board shall appoint the officers of the Corporation. The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers shall hold office for such period, as is provided in these bylaws or as the Board may from time to time determine.

5.3 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

5.4 VACANCIES IN OFFICES.

Any vacancy occurring in any office of the Corporation shall be filled by the Board or as provided in Section 5.2 of these bylaws.

5.5 REPRESENTATION OF SHARES OF OTHER ENTITIES.

The chairperson of the Board, the chief executive officer, the president, the treasurer, the secretary or assistant secretary of the Corporation, or any other person authorized by the Board or the chief executive officer or the president, is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all securities of any other entity or entities standing in the name of the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.6 AUTHORITY AND DUTIES OF OFFICERS.

All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI

RECORDS AND REPORTS

A stock ledger consisting of one or more records in which the names of all of the Corporation’s stockholders of record, the address and number of shares registered in the name of each such stockholder, and all issuances and transfers of stock of the Corporation are recorded shall be administered by or on behalf of the Corporation. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or by means of, or be in the form of, any information storage device, or method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases), provided that the records so kept can be converted into clearly legible paper form within a reasonable time and, with respect to the stock ledger, that the records so kept record transfers of stock as governed by Article 8 of the Uniform Commercial Code.

ARTICLE VII

GENERAL MATTERS

7.1 EXECUTION OF CORPORATE CONTRACTS AND INSTUMENTS.

The Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

7.2 STOCK CERTIFICATES; PARTLY PAID SHARES.

Except as otherwise provided in a resolution approved by the Board, all shares of capital stock of the Corporation issued after the date of the adoption of these bylaws shall be uncertificated shares. Notwithstanding the foregoing, shares of capital stock of the Corporation represented by a certificate issued prior to the date of the adoption of these bylaws, shall be certificated shares until such certificate is surrendered to the Corporation. The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

7.3 MULTIPLE CLASSES OR SERIES OF STOCK.

If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates or a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

7.4 LOST CERTIFICATES.

Except as provided in this Section 7.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation in accordance with applicable law. The Board may direct a new certificate of stock or uncertificated shares be issued in the place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate of stock or uncertificated shares, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

7.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the NRS shall govern the construction of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” means any individual, general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity.

7.6 DIVIDENDS.

The Board, subject to any restrictions contained in either (a) the NRS or (b) the articles of incorporation or applicable law, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property or in shares of the Corporation’s capital stock.

The Board may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

7.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

7.8 SEAL.

The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

7.9 TRANSFER OF STOCK.

Shares of the Corporation shall be transferable in the manner prescribed by applicable law and in these bylaws. Shares of stock of the Corporation shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the secretary or assistant secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing the names of the persons from and to whom it was transferred.

7.10 STOCK TRANSFER AGREEMENTS.

The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes or series of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes or series owned by such stockholders in any manner not prohibited by the NRS.

7.11 REGISTERED STOCKHOLDERS.

The Corporation, to the fullest extent permitted by law:

(a) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; and

(b) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

7.12 WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the NRS, the articles of incorporation or these bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the articles of incorporation or these bylaws.

ARTICLE VIII

NOTICE BY ELECTRONIC TRANSMISSION

8.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the articles of incorporation or these bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the articles of incorporation or these bylaws shall be effective if given by a form of electronic transmission in compliance with applicable law. Notwithstanding the foregoing, a notice may not be delivered by electronic transmission from and after the time that:

(a) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices given by the Corporation; and

(b) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice;

provided, however, that the inadvertent failure to treat such inability shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i)	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii)

if by electronic mail, when directed to an electronic mail address unless the stockholder has notified the Corporation in writing or by electronic transmission of an objection to receive notice by electronic mail;

(iii)	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

(iv)	if by any other form of electronic transmission consented to by the stockholder, when directed to the stockholder.

8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

For the purposes of these bylaws, an “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

ARTICLE IX

INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

9.1 INDEMNIFICATION OF DIRECTORS AND OFFICERS.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by the NRS as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such person in connection with any such Proceeding. Notwithstanding the preceding sentence, except as otherwise provided in Section 9.4, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by such person was authorized in the specific case by the Board.

9.2 INDEMNIFICATION OF OTHERS.

The Corporation may, to the extent authorized by the Board, indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Corporation who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or other agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

9.3 ADVANCEMENT OF EXPENSES.

The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by any officer or director of the Corporation, and may pay the expenses incurred by any employee or agent of the Corporation, in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified under this Article IX or otherwise.

9.4 DETERMINATION; CLAIM.

If a claim for indemnification (following the final disposition of such Proceeding) under this Article IX is not paid in full within sixty (60) days, or a claim for advancement of expenses under this Article IX is not paid in full within thirty (30) days, after a written claim therefor has been received by the Corporation, the claimant may thereafter (but not before) file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses under applicable law.

9.5 NON-EXCLUSIVITY OF RIGHTS.

The rights conferred on any person by this Article IX shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the articles of incorporation, these bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

9.6 INSURANCE.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against any loss, liability or expense incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such loss, liability or expense under the provisions of the NRS.

9.7 OTHER SOURCES.

The Corporation’s obligation, if any, to indemnify or advance expenses to a person pursuant to this Article IX shall be reduced by any amount such person may collect from the proceeds of insurance or, to the extent such person was or is serving at the Corporation’s request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity, as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit entity. In the event the Corporation makes any indemnification or advancement payments to any person in connection with a Proceeding, and such person is subsequently reimbursed from the proceeds of insurance or indemnification or advancement payments received from any other source in connection with such Proceeding, such person shall promptly refund such indemnification or advancement payments to the Corporation to the extent of such reimbursement.

9.8 CONTINUATION OF INDEMNIFICATION.

The rights to indemnification and to advancement of expenses provided by, or granted pursuant to, this Article IX shall continue notwithstanding that the person has ceased to be a director or officer of the Corporation and shall inure to the benefit of the estate, heirs, executors, administrators, legatees and distributees of such person.

9.9 AMENDMENT OR REPEAL; INTERPRETATION.

The provisions of this Article IX shall constitute a contract between the Corporation, on the one hand, and, on the other hand, each individual who serves or has served as a director or officer of the Corporation (whether before or after the adoption of these bylaws), in consideration of such person’s performance of such services and, pursuant to this Article IX, the Corporation intends to be legally bound to each such current or former director or officer of the Corporation. With respect to current and former directors and officers of the Corporation, the rights conferred under this Article IX are present contractual rights and such rights are fully vested, and shall be deemed to have vested fully, immediately upon adoption of theses bylaws. With respect to any directors or officers of the Corporation who commence service following adoption of these bylaws, the rights conferred under this provision shall be present contractual rights and such rights shall fully vest, and be deemed to have vested fully, immediately upon such director or officer commencing service as a director or officer of the Corporation. Any repeal or modification of the foregoing provisions of this Article IX shall not adversely affect any right or protection (i) hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification or (ii) under any agreement providing for indemnification or advancement of expenses to an officer or director of the Corporation in effect prior to the time of such repeal or modification.

Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the chairperson of the Board, a vice chairperson of the Board, the president, the secretary, a chief executive officer, a chief financial officer, a treasurer appointed pursuant to Article V of these bylaws, and to any vice president, assistant secretary, assistant treasurer, or other officer of the Corporation appointed by (x) the Board pursuant to Article V of these Bylaws or (y) an officer to whom the Board has delegated the power to appoint officers pursuant to Article V of these bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan shall be deemed to refer exclusively to an officer appointed by the board of directors (or equivalent governing body) of such other entity pursuant to the articles of incorporation and bylaws (or equivalent organizational documents) of such other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan. The fact that any person who is or was an employee of the Corporation or an employee of any other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan has been given or has used the title of “vice president” or any other title that could be construed to suggest or imply that such person is or may be an officer of the Corporation or of such other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan shall not result in such person being constituted as, or being deemed to be, an officer of the Corporation or of such other corporation, partnership, joint venture, trust, other enterprise, non-profit entity or employee benefit plan for purposes of this Article IX.

9.10 OTHER INDEMNIFICATION AND ADVANCEMENT OF EXPENSES.

This Article IX shall not limit the right of the Corporation, to the fullest extent and in the manner permitted by law, to indemnify and to advance expenses to other persons serving the Corporation when and as authorized by appropriate corporate action.

ARTICLE X

AMENDMENTS

Subject to the limitations set forth in the provisions of the articles of incorporation, the Board is expressly empowered to adopt, amend, alter or repeal the bylaws of the Corporation. The stockholders may not adopt, amend, alter or repeal the bylaws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by law and the articles of incorporation, by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon.

LAIRD SUPERFOOD, INC. 5303 SPINE ROAD, SUITE 204 BOULDER, CO 80301

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 27, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/LSF2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 27, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LAIRD SUPERFOOD, INC.

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

	Nominees:		For	Withhold
	1a.	Geoffrey T. Barker	☐	☐
	1b.	Maile Naylor	☐	☐
	1c.	Patrick Gaston	☐	☐
	1d.	Greg Graves	☐	☐
	1e.	Laird Hamilton	☐	☐
	1f.	Grant LaMontagne	☐	☐
	1g.	Jason Vieth	☐	☐

		For	Against	Abstain

2.	Approval of the Redomestication in Nevada by Conversion.	☐	☐	☐

3.	Approval of an amendment to the Certificate of Incorporation to remove supermajority voting requirements.	☐	☐	☐

4.	Approval of one or more adjournments of the Annual Meeting, if necessary, to solicit additional proxies for Proposal Nos. 2 or 3	☐	☐	☐

5.	Ratification of the appointment of Moss Adams LLP as the independent registered public accounting firm.	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

LAIRD SUPERFOOD, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS

November 28, 2023

The shareholder(s) hereby appoint(s) Jason Vieth, Steve Richie and Anya Hamill, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Laird Superfood, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 a.m., Mountain Time on November 28, 2023, via live web cast at www.virtualshareholdermeeting.com/LSF2023, and any adjournment or postponement thereof.

In their discretion, Jason Vieth, Steve Richie and Anya Hamill, or any of them, are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE